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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                          Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2014 through October 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer Diversified
                       High Income Trust

-------------------------------------------------------------------------------
                       Semiannual Report | October 31, 2014
-------------------------------------------------------------------------------

                       Ticker Symbol:   HNW

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         43

Financial Highlights                                                         47

Notes to Financial Statements                                                49

Approval of Investment Advisory Agreement                                    62

Trustees, Officers and Service Providers                                     67

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 3

Portfolio Management Discussion | 10/31/14

The world's bond markets became increasingly volatile during the six-month period ended October 31, 2014, with ongoing interest about the potential effects of the U.S. Federal Reserve System's (the Fed's) gradual withdrawal of economic stimulus from the U.S. economy, and about mounting geopolitical risks to the global economy affecting investor sentiment. In the following interview, Andrew Feltus, Charles Melchreit and Jonathan Sharkey discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the six-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Trust.

Q   How did the Trust perform during the six months ended October 31, 2014?

A Pioneer Diversified High Income Trust returned 1.01% at net asset value and 2.17% at market price during the six-month period ended October 31, 2014. During the same six-month period, the Trust's custom benchmark returned 0.37% at net asset value. The custom benchmark is based on equal weights of the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus (GHY and EMP) Index, which returned -0.45% at net asset value during the six-month period, and the Credit Suisse (CS) Leveraged Loan Index, which returned 1.18%. Unlike the Trust, the custom benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same six-month period, the average return (at market price) of the 32 closed end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was -1.19%, and the average return (at market price) of the 22 closed end funds in Lipper's Loan Participation Closed End Funds category (which may or may not be leveraged) was -2.81%.

    The shares of the Trust were selling at a 5.3% premium to net asset value at the end of the period on October 31, 2014.

    On October 31, 2014, the 30-day SEC yield on the Trust's shares was 7.10%*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

Q How would you describe the investment environment for credit-sensitive securities during the six-month period ended October 31, 2014?

A It was a period featuring growing market concerns about threats to the global economy. In part, investors were monitoring the potential effects of the Fed's scaling back and eventually ending its monthly bond purchases under the quantitative easing program. At the same time, potential economic headwinds created by certain geopolitical events also weighed on market sentiment. Economic sanctions taken against Russia by the United States and several European countries due to Russia's aggression against the Ukraine began having impacts not only on the Russian economy, but also on many European economies. Meanwhile, the increased violence in the Middle East in the wake of the rising influence of ISIS raised new concerns in the minds of many investors.

    The most positive news during the period came from the United States, where the domestic economy demonstrated resilience after contracting in the first quarter of 2014. In the U.S., gross domestic product (GDP) bounced back to grow at an annual rate of 4.6% in the second quarter and at roughly 3.9% in the third quarter. While growth in China continued to decelerate, the country's economy still grew at an annual pace of 7.5%. Meanwhile, world petroleum prices took an unexpected dip late in the period, a development which had both positive and negative effects on the global economy. While falling gasoline and fuel oil prices helped consumers, the declines also had potential negative effects on capital goods spending in the oil services industry.

    As these many developments occurred, global fixed-income markets became increasingly volatile. U.S. Treasuries, which still were perceived by many as the safest and most liquid asset class, rallied during the period. Prices rose as the 10-year Treasury yield declined from 2.64% to 2.34% during the six-month period; however, credit-sensitive securities experienced some difficulties, due mainly to serious market corrections both in July and in October 2014. High-yield corporates and other more economically-sensitive bond groups produced modest results during the period, underperforming higher-quality debt. Floating-rate bank loans and emerging markets securities each slightly exceeded the returns of domestic high-yield bonds. Those results came despite good corporate profit reports and relatively low default rates on corporate debt. Among spread sensitive products, one bright area could be found in event-linked (catastrophe)

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 5 bonds issued by property-and-casualty insurance companies. The asset class rallied and posted strong performance due to a relatively mild hurricane season in the U.S.

    In world currency markets, the U.S. dollar (USD) rallied against virtually all major foreign currencies, including the euro and the Japanese yen, as the USD came to be viewed as the safest currency during a time of growing uncertainty about slowing global economic growth as well as increasing geopolitical risks.

Q Could you review your principal investment strategies during the six-month period ended October 31, 2014, and how those strategies affected the Trust's performance?

A We kept the Trust well diversified** among the credit sectors during the period, while hedging virtually all of the portfolio's non-USD exposure back into the dollar. The Trust's minimal exposure to foreign currencies, which represented 14% of the benchmark, helped relative performance as the USD gained in value against virtually all major non-U.S. currencies. While underweighting foreign currencies contributed strongly to relative returns, the greatest contribution to the Trust's performance relative to the benchmark derived from the portfolio's significant out-of-benchmark position in catastrophe bonds and other insurance-linked securities. At the end of the six-month period, for example, more than 23% of the Trust's total investment portfolio was allocated to catastrophe bonds and other insurance-linked securities.

    On the down side, the portfolio's slightly shorter-duration positioning detracted from benchmark-relative results during the period, as interest rates declined and longer- and intermediate-term securities tended to outperform. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) At the end of the period, the effective duration of the Trust's portfolio was just 2.16 years. Shorter-duration portfolios tend to underperform when interest rates decline, as they did during the period, while longer-duration portfolios tend to hold up better during periods of declining rates.

    At the end of the period on October 31, 2014, the largest allocation in the Trust's portfolio remained in U.S. high-yield corporate bonds, which accounted for more than 30% of the Trust's total investment portfolio. The aforementioned significant out-of-benchmark allocation to insurance-linked securities was the second-highest allocation in the Trust's portfolio, followed by exposure to floating-rate bank loans (15% of the Trust's total investment portfolio).


** Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

Q What types of individual investments had noteworthy effects on the Trust's performance during the six-month period ended October 31, 2014?

A Several positions in catastrophe bonds performed very well for the Trust during the period, including securities issued by Lorenzo Re and Gator Re, two property-and-casualty reinsurers. Other individual portfolio investments that fared relatively well included the bonds of PC Nextco, a private company that distributes party-related supplies, and the preferred shares of Pegasus Solutions, a software company that was sold after it emerged from bankruptcy protection. Also contributing to performance was an investment in a bank loan to AccentCare, a provider of in-home and hospice health care services.

    As world oil prices declined during the period, the Trust's positions in several oil industry-related securities underperformed, including bonds of Halcon Resources, Samson Investment, and Hercules Offshore. The debt of Towergate Finance, an insurance broker based in the United Kingdom, also underperformed due to concerns about the company's slowing growth rate.

Q Did the use of derivatives affect the Trust's performance during the six-month period ended October 31, 2014?

A Yes. We invested in currency forward contracts to help hedge the portfolio's exposure to foreign currencies, and they helped support the Trust's results.

Q How did the level of leverage in the Trust change over the six-month period ended October 31, 2014?

A At the end of the six-month period on October 31, 2014, 29.4% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 28.7% of the Trust's total managed assets financed by leverage at the beginning of the six-month period on May 1, 2014. However, the dollar amount of the borrowing through the revolving credit facility did not change during the period. The percentage increase in leverage was due to a decrease in the values of securities in which the Trust had invested.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 7

Q   What is your investment outlook?

A We have a positive view about opportunities in the credit markets, especially in domestic high-yield corporates. As credit-sensitive debt, including high-yield securities, underperformed Treasuries during the past six months, the spreads between the two groups widened, leading to improved relative value in high-yield and other credit-sensitive bonds. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) At the same time, the investment fundamentals of corporate securities remain solid. Profits, in general, continue to grow, balance sheets are strong, and default rates are low by historical standards. The economic backdrop in the United States also appears solid, as we expect the economy to continue to grow moderately. In addition, inflation rates should remain low given declining commodity prices, a strong USD, and low wage growth. The decision by the European Central Bank to inject more financial liquidity into the European markets by quantitative easing (or bank loan-buying) also should help the euro zone economies to strengthen.

    We do, however, expect more volatility in the capital markets as the Fed continues its gradual withdrawal of economic stimulus from the domestic economy. The end of quantitative easing was likely just the first step in that process, and interest-rate hikes, long anticipated by the market, may finally begin to occur sometime in 2015. With that said, even if interest rates do start rising, we believe the Trust's portfolio is positioned to hold up well, given the exposure to floating-rate securities such as bank loans and catastrophe bonds, which would benefit performance as their yields rise, and the relatively short-duration positioning, which we expect to shorten even more as the Trust's current fiscal year progresses.

Please refer to the Schedule of Investments on pages 13-41 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

8 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 9

Portfolio Summary | 10/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                   74.0%
Senior Secured Floating Rate Loan Interests                               15.2%
Preferred Stocks                                                           2.7%
U.S. Government and Agency Obligations                                     1.6%
Collateralized Mortgage Obligations                                        1.6%
Convertible Bonds & Notes                                                  1.6%
Asset Backed Securities                                                    1.3%
Sovereign Debt Obligations                                                 0.8%
Common Stocks                                                              0.5%
Commercial Mortgage-Backed Securities                                      0.4%
Convertible Preferred Stocks                                               0.3%
Right/Warrant*                                                             0.0%

* Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Fixed Income Trust Series 2013-A, 0.00%, 10/15/97 (144A)              1.82%
--------------------------------------------------------------------------------
 2. Altair Re II, Ltd.                                                    1.22
--------------------------------------------------------------------------------
 3. PI-6, Series D - 2014 (Kane SAC, Ltd.), Variable Rate Notes, 7/30/16  0.98
--------------------------------------------------------------------------------
 4. PI-6, Series B - 2014 (Kane SAC, Ltd.), Variable Rate Notes, 7/18/16  0.97
--------------------------------------------------------------------------------
 5. PI-1, Series E - 2014 (Kane SAC, Ltd.), Variable Rate Notes, 6/12/15  0.93
--------------------------------------------------------------------------------
 6. Gator Re, Ltd., 6.51%, 1/9/17 (144A) (Cat Bond)                       0.93
--------------------------------------------------------------------------------
 7. Queen Street IV Capital, Ltd., 7.51%, 4/9/15 (144A) (Cat Bond)        0.93
--------------------------------------------------------------------------------
 8. Kizuna II Re, Ltd., 2.25%, 4/6/18 (144A) (Cat Bond)                   0.92
--------------------------------------------------------------------------------
 9. PI-6, Series C - 2014 (Kane SAC, Ltd.), Variable Rate Notes, 7/7/16   0.91
--------------------------------------------------------------------------------
10. AMC Entertainment, Inc., 9.75%, 12/1/20                               0.86
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

Prices and Distributions | 10/31/14

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          10/31/14               4/30/14
--------------------------------------------------------------------------------
       Market Value                       $20.30                 $20.85
--------------------------------------------------------------------------------
         Premium                            5.3%                   4.1%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          10/31/14               4/30/14
--------------------------------------------------------------------------------
      Net Asset Value                      $19.28                 $20.03
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment           Short-Term         Long-Term
                             Income             Capital Gains      Capital Gains
--------------------------------------------------------------------------------
5/1/14 - 10/31/14          $0.96                    $ --               $ --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 11

Performance Update | 10/31/14

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                            50% BofA
                                            ML Global
                                            HY and
                    Net                     EMP Index
                    Asset                   50% CS
                    Value       Market      Leveraged
Period              (NAV)       Price       Loan Index
--------------------------------------------------------------------------------
Life-of-Trust
(5/30/07)            8.69%       8.77%      4.58%
5 Years             11.61       14.80       8.02
1 Year               6.47        6.34       4.16
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                Pioneer Diversified     50% BofA ML Global HY and EMP Index
                High Income Trust       50% CS Leveraged Loan Index
 5/31/2007      $10,000                 $ 10,000
10/31/2007      $ 8,661                 $ 10,034
10/31/2008      $ 6,149                 $  7,683
10/31/2009      $ 9,362                 $ 10,570
10/31/2010      $12,687                 $ 12,116
10/31/2011      $13,259                 $ 12,532
10/31/2012      $15,197                 $ 14,010
10/31/2013      $17,562                 $ 14,996
10/31/2014      $18,676                 $ 15,626

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The BofA ML Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is unmanaged and is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

12 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

Schedule of Investments | 10/31/14 (unaudited)

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 1.8% of
                               Net Assets
         751,698(a)            Aircraft Finance Trust, Series 1999-1A, Class A1,
                               0.633%, 5/15/24 (144A)                                   $    293,162
          81,268               Continental Airlines Pass Through Trust, Series 1998-1,
                               Class B, 6.748%, 3/15/17                                       85,738
         250,000               Delta Air Lines Pass Through Trust, Series 2010-1,
                               Class B, 6.375%, 1/2/16 (144A)                                260,625
         290,000(b)            GMAT Trust, Series 2013-1A, Class M, 5.0%,
                               11/25/43 (144A)                                               277,218
         734,627               Monty Parent Issuer LLC, Series 2013-LTR, Class B,
                               4.25%, 11/20/28 (144A)                                        729,285
         940,000               Nations Equipment Finance Funding I LLC, Series
                               2013-1A, Class C, 5.5%, 5/20/21 (144A)                        964,158
          87,837               Westgate Resorts LLC, Series 2012-2A, Class C, 9.0%,
                               1/20/25 (144A)                                                 90,280
         217,616               Westgate Resorts LLC, Series 2012-BA, Class A,
                               9.5%, 2/20/25 (144A)                                          221,968
----------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $2,981,387)                                        $  2,922,434
----------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               2.1% of Net Assets
         275,000(c)            CAM Mortgage Trust, Series 2014-1, Class M, 5.5%,
                               12/15/53 (144A)                                          $    275,924
         200,000(b)            Credit Suisse First Boston Mortgage Securities Corp.,
                               Series 2004-C4, Class E, 5.135%, 10/15/39 (144A)              201,683
         125,000(a)            EQTY Mezzanine Trust, Series 2014-INMZ, Class M,
                               4.903%, 5/8/31 (144A)                                         125,141
         170,000(a)            EQTY Mortgage Trust, Series 2014-INNS, Class E,
                               3.603%, 5/8/31 (144A)                                         170,254
         103,830               Global Mortgage Securitization, Ltd., Series 2004-A,
                               Class B1, 5.25%, 11/25/32 (144A)                               99,978
         178,458               Global Mortgage Securitization, Ltd., Series 2005-A,
                               Class B3, 5.25%, 4/25/32                                      135,010
         189,127               Homeowner Assistance Program Reverse Mortgage
                               Loan Trust, Series 2013-RM1, Class A, 4.0%,
                               5/26/53 (144A)                                                184,701
         743,660(a)            Impac CMB Trust, Series 2004-9, Class 1A1,
                               0.912%, 1/25/35                                               670,875
         150,000               JP Morgan Chase Commercial Mortgage Securities Trust,
                               Series 2006-CB16, Class AJ, 5.623%, 5/12/45                   153,425
         150,000(a)            JP Morgan Chase Commercial Mortgage Securities Trust,
                               Series 2013-FL3, Class E, 3.05%, 4/15/28 (144A)               149,879
         300,000(b)            LB-UBS Commercial Mortgage Trust, Series 2005-C2,
                               Class C, 5.203%, 4/15/40                                      304,388

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 13

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- (continued)
         556,571(b)            LB-UBS Commercial Mortgage Trust, Series 2006-C1,
                               Class AJ, 5.276%, 2/15/41                                $    565,656
         400,000(b)            Wachovia Bank Commercial Mortgage Trust, Series
                               2007-C34, Class AJ, 5.95%, 5/15/46                            411,635
----------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $3,415,348)                                        $  3,448,549
----------------------------------------------------------------------------------------------------
                               COMMERCIAL MORTGAGE-BACKED SECURITIES --
                               0.5% of Net Assets
         150,000(b)            Bear Stearns Commercial Mortgage Securities Trust,
                               Series 2005-PWR7, Class B, 5.214%, 2/11/41               $    150,663
         250,000(b)            COMM 2012-CCRE2 Mortgage Trust, Series 2012-CR2,
                               Class E, 4.858%, 8/15/45 (144A)                               252,496
         200,000(a)            COMM 2013-FL3 Mortgage Trust, Series 2013-FL3,
                               Class RGC2, 4.403%, 10/13/28 (144A)                           200,194
         150,600(a)            JPMorgan Chase Commercial Mortgage Securities Corp.,
                               Series 2006-FL2A, Class G, 0.513%, 11/15/18 (144A)            145,330
----------------------------------------------------------------------------------------------------
                               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                               (Cost $691,657)                                          $    748,683
----------------------------------------------------------------------------------------------------
                               SENIOR SECURED FLOATING RATE LOAN
                               INTERESTS -- 20.9% of Net Assets*(a)
                               AUTOMOBILES & COMPONENTS -- 2.4%
                               Auto Parts & Equipment -- 1.2%
         187,403               Federal-Mogul Corp., Tranche C Term Loan,
                               4.75%, 4/15/21                                           $    186,492
         321,623               MPG Holdco I Inc., Initial Term Loan, 3.5%, 10/20/21          321,322
         278,628               TI Group Automotive Systems LLC, Facility Term Loan,
                               4.25%, 7/2/21                                                 276,539
         965,367               Tower Automotive Holdings USA, LLC, Refinancing
                               Term Loan, 4.0%, 4/23/20                                      954,909
         139,563               UCI International, Inc., (United Components), Term
                               Loan, 5.5%, 7/26/17                                           139,679
                                                                                        ------------
                                                                                        $  1,878,941
----------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- 0.9%
       1,451,250               Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17           $  1,445,203
----------------------------------------------------------------------------------------------------
                               Tires & Rubber -- 0.3%
         575,000               Goodyear Tire & Rubber Co., Second Lien Term Loan,
                               4.75%, 4/30/19                                           $    577,156
                                                                                        ------------
                               Total Automobiles & Components                           $  3,901,300
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 2.3%
                               Aerospace & Defense -- 1.0%
         824,732               DAE Aviation Holdings, Inc., Tranche B-1 Loan,
                               5.0%, 11/2/18                                            $    826,022
         373,879               DAE Aviation Holdings, Inc., Tranche B-2 Loan,
                               5.0%, 11/2/18                                                 374,113
         133,269               TASC, Inc., First Lien Term Loan, 6.5%, 5/22/20               131,603
         320,000               WP CPP Holdings LLC, Second Lien Term Loan B-1,
                               8.75%, 4/30/21                                                319,400
                                                                                        ------------
                                                                                        $  1,651,138
----------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery &
                               Heavy Trucks -- 0.5%
         390,000               Navistar, Inc., Tranche B, Term Loan, 5.75%, 8/17/17     $    391,706
         443,806               Waupaca Foundry, Inc., Term Loan, 4.0%, 6/29/17               443,066
                                                                                        ------------
                                                                                        $    834,772
----------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.4%
         548,458               WireCo WorldGroup, Inc., Term Loan, 6.0% , 2/15/17       $    550,344
----------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.4%
         355,866               AWAS Finance Luxembourg 2012 SA, Term Loan,
                               3.5%, 7/16/18                                            $    353,791
         284,593               WESCO Distribution, Inc., Tranche B-1 Loan,
                               3.75%, 12/12/19                                               283,881
                                                                                        ------------
                                                                                        $    637,672
                                                                                        ------------
                               Total Capital Goods                                      $  3,673,926
----------------------------------------------------------------------------------------------------
                               COMMERCIAL & PROFESSIONAL SERVICES -- 0.4%
                               Environmental & Facilities Services -- 0.3%
         500,000               Granite Acquisition, Inc., Second Lien Term B Loan,
                               7.25%, 10/14/22                                          $    503,125
----------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- 0.1%
         203,227               Protection One, Inc., 2012 Term Loan, 4.25%, 3/21/19     $    202,761
                                                                                        ------------
                               Total Commercial & Professional Services                 $    705,886
----------------------------------------------------------------------------------------------------
                               CONSUMER DISCRETIONARY -- 1.2%
                               Automobiles & Components -- 0.4%
         686,875               CWGS Group LLC, Term Loan, 5.75%, 2/20/20                $    689,451
----------------------------------------------------------------------------------------------------
                               Education Services -- 0.6%
         942,875               McGraw-Hill School Education Holdings LLC, Term B
                               Loan, 6.25%, 12/18/19                                    $    945,625
----------------------------------------------------------------------------------------------------
                               Leisure Facilities -- 0.1%
         132,455               Fitness International LLC, Term B Loan, 5.5%, 7/1/20     $    131,644
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 15

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Publishing -- 0.1%
          163,260              Lee Enterprises, Inc., First Lien Term Loan,
                               7.25%, 3/31/19                                           $    163,358
                                                                                        ------------
                               Total Consumer Discretionary                             $  1,930,078
----------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.1%
                               Textiles -- 0.1%
          108,694              Klockner Pentaplast of America, Inc., Term Loan B-1,
                               4.75%, 12/21/16                                          $    108,830
                                                                                        ------------
                               Total Consumer Durables & Apparel                        $    108,830
----------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 1.0%
                               Hotels, Resorts & Cruise Lines -- 0.4%
          731,586              Seven Sea Cruises S. DE R.L., Term B2 Loan,
                               3.75%, 12/21/18                                          $    730,671
----------------------------------------------------------------------------------------------------
                               Restaurants -- 0.6%
          438,326              Landry's, Inc., (fka Landry's Restaurants, Inc.), Term
                               Loan B, 4.0% , 4/24/18                                   $    437,641
          541,125              NPC International, Inc., Term Loan, 4.0%, 12/28/18            518,127
                                                                                        ------------
                                                                                        $    955,768
                                                                                        ------------
                               Total Consumer Services                                  $  1,686,439
----------------------------------------------------------------------------------------------------
                               CONSUMER STAPLES -- 0.1%
                               Personal Products -- 0.1%
          100,000              Altrium Innovations, Inc., Second Lien Term Loan,
                               7.75%, 8/13/21                                           $     94,750
                                                                                        ------------
                               Total Consumer Staples                                   $     94,750
----------------------------------------------------------------------------------------------------
                               ENERGY -- 1.9%
                               Coal & Consumable Fuels -- 0.1%
          352,500              PT Bumi Resources Tbk, Term Loan, 18.153%, 11/7/14       $    178,012
----------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 0.3%
          500,000              Chief Exploration & Development, LLC, Second Lien
                               Term Loan, 7.5%, 5/16/21                                 $    485,100
----------------------------------------------------------------------------------------------------
                               Oil & Gas Drilling -- 0.4%
          444,680              Jonah Energy LLC, Initial Second Lien Initial Loan,
                               7.5%, 5/12/21                                            $    431,340
          183,178              Offshore Group Investment, Ltd., (Vantage Delaware
                               Holdings LLC), Second Lien Term Loan, 5.75%, 3/28/19          164,860
                                                                                        ------------
                                                                                        $    596,200
----------------------------------------------------------------------------------------------------
                               Oil & Gas Equipment & Services -- 0.2%
          298,496              FR Dixie Acquisition Corp., Term Loan, 5.75%, 12/18/20   $    292,651
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.9%
         849,204               Fieldwood Energy LLC, Closing Date Second Lien
                               Term Loan, 8.375%, 9/30/20                               $    820,756
         650,000               Samson Investment Co., Second Lien Term Loan,
                               5.0%, 9/25/18                                                 604,500
                                                                                        ------------
                                                                                        $  1,425,256
                                                                                        ------------
                               Total Energy                                             $  2,977,219
----------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.7%
                               Packaged Foods & Meats -- 0.7%
         153,101               Del Monte Corp., Initial Term Loan, 3.5%, 3/9/20         $    147,608
         935,300               New HB Acquisition LLC, Term B Loan, 6.75%, 4/9/20            955,175
                                                                                        ------------
                               Total Food, Beverage & Tobacco                           $  1,102,783
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 3.6%
                               Health Care Equipment & Services -- 0.4%
         366,000               Accellent, Inc., Initial Second Lien Term Loan,
                               7.5%, 3/11/22                                            $    354,867
         238,327               Kinetic Concepts, Inc., Dollar E-1 Term Loan,
                               4.0%, 5/4/18                                                  236,987
                                                                                        ------------
                                                                                        $    591,854
----------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 0.9%
         710,108               CHS/Community Health Systems, Inc., Term B Loan,
                               4.25%, 1/27/21                                           $    711,662
         266,428               CHS/Community Health Systems, Inc., Term D Loan,
                               3.485%, 1/25/17                                               266,033
         196,060               HCA, Inc., Tranche B-5 Term Loan, 2.905%, 3/31/17             195,529
         320,952               Kindred Healthcare, Inc., Incremental Term Loan,
                               4.0%, 4/9/21                                                  318,143
                                                                                        ------------
                                                                                        $  1,491,367
----------------------------------------------------------------------------------------------------
                               Health Care Services -- 1.8%
         372,153               AccentCare, Inc., Term Loan, 7.25%, 12/22/16             $    316,795
         208,835               Bioscrip, Inc., Delayed Term Loan, 6.5%, 7/31/20              210,053
         348,058               Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20            350,088
         714,401               Gentiva Health Services, Inc., Initial Term Loan B,
                               6.5%, 10/18/19                                                716,634
         203,975               National Mentor Holdings, Inc., Tranche B Term Loan,
                               4.75%, 1/31/21                                                202,700
         459,188               Surgical Care Affiliates LLC, Class C Term Loan,
                               4.0%, 6/29/18                                                 450,279
         283,225               Valitas Health Services, Inc., Term Loan B, 6.0%, 6/2/17      269,772
         483,750(d)            Virtual Radiologic Corp., Term Loan B,
                               7.25%, 12/22/16                                               368,255
                                                                                        ------------
                                                                                        $  2,884,576
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 17

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.2%
         236,457               Alere, Inc., Term Loan B, 5.5% , 6/30/17                 $    235,896
----------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.3%
         239,450               IMS Health, Inc., Tranche B-1 Dollar Term Loan,
                               3.5%, 3/17/21                                            $    236,606
         332,600               Medical Card System, Inc., Term Loan, 0.0%, 9/17/15           319,296
                                                                                        ------------
                                                                                        $    555,902
                                                                                        ------------
                               Total Health Care Equipment & Services                   $  5,759,595
----------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.7%
                               Household Products -- 0.4%
         388,438               SRAM LLC, First Lien Term Loan, 4.0%, 4/10/20            $    382,612
         213,818               Wash MultiFamily Laundry Systems LLC, U.S. Term
                               Loan, 4.5%, 2/21/19                                           211,680
                                                                                        ------------
                                                                                        $    594,292
----------------------------------------------------------------------------------------------------
                               Personal Products -- 0.1%
         215,357               NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17                 $    211,265
----------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- 0.2%
         268,157               Monitronics International, Inc., 2013 Term Loan B,
                               4.25%, 3/23/18                                           $    267,571
                                                                                        ------------
                               Total Household & Personal Products                      $  1,073,128
----------------------------------------------------------------------------------------------------
                               INDUSTRIALS -- 0.4%
                               Aerospace & Defense -- 0.2%
         233,457               SI Organization, Inc., The Initial First Lien Term
                               Loan, 5.75%, 11/23/19                                    $    233,846
----------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.2%
         355,000               Filtration Group Corp., Initial Second Lien Term
                               Loan, 8.25%, 11/22/21                                    $    354,889
                                                                                        ------------
                               Total Industrials                                        $    588,735
----------------------------------------------------------------------------------------------------
                               INSURANCE -- 1.0%
                               Multi-Line Insurance -- 0.3%
         563,633               Alliant Holdings I LLC, Initial Term Loan,
                               4.25%, 12/20/19                                          $    555,883
----------------------------------------------------------------------------------------------------
                               Property & Casualty Insurance -- 0.7%
         593,765               Confie Seguros Holding II Co., Second Lien Term
                               Loan, 10.25%, 5/8/19                                     $    598,589
         447,072               USI, Inc., Initial Term Loan, 4.25%, 12/27/19                 442,601
                                                                                        ------------
                                                                                        $  1,041,190
                                                                                        ------------
                               Total Insurance                                          $  1,597,073
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.6%
                               Diversified Chemicals -- 0.2%
         297,106               Univar, Inc., Term Loan B, 5.0%, 6/30/17                 $    295,620
----------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.0%+
          57,668(e)            PT Bakrie & Brothers Tbk, Facility Term Loan B,
                               0.0%, 1/20/13                                            $     23,067
----------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.2%
         413,493               Tank Holding Corp., Initial Term Loan, 5.5%, 7/9/19      $    408,712
----------------------------------------------------------------------------------------------------
                               Paper Products -- 0.1%
          99,250               Exopack Holdings SA, USD Term Loan, 5.25%, 5/8/19        $     99,933
----------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- 0.1%
         123,694               Chemtura Corp., New Term Loan, 3.5%, 8/29/16             $    123,694
                                                                                        ------------
                               Total Materials                                          $    951,026
----------------------------------------------------------------------------------------------------
                               MEDIA -- 1.4%
                               Advertising -- 0.6%
         955,254               Affinion Group, Inc., Tranche B Term Loan,
                               6.75%, 4/30/18                                           $    928,586
----------------------------------------------------------------------------------------------------
                               Broadcasting -- 0.5%
         315,000               Learfield Communications, Inc., Initial Second Lien
                               Term Loan, 8.75%, 10/8/21                                $    315,000
         464,668               Univision Communications, Inc., Replacement First-
                               Lien Term Loan, 4.0%, 3/1/20                                  460,651
                                                                                        ------------
                                                                                        $    775,651
----------------------------------------------------------------------------------------------------
                               Cable & Telecommunications -- 0.2%
         340,050               WideOpenWest Finance LLC, Term Loan B,
                               4.75%, 4/1/19                                            $    340,227
----------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.0%+
          77,587               Cinedigm Digital Funding I LLC, Term Loan,
                               3.75%, 2/28/18                                           $     77,587
----------------------------------------------------------------------------------------------------
                               Publishing -- 0.1%
         202,980               Cengage Learning Acquisitions, Inc., Term Loan,
                               7.0%, 3/31/20                                            $    203,564
                                                                                        ------------
                               Total Media                                              $  2,325,615
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                               SCIENCES -- 0.3%
                               Life Sciences Tools & Services -- 0.3%
         432,090               Catalent Pharma Solutions, Inc., Dollar Term Loan,
               `               4.5%, 5/20/21                                            $    432,167
                                                                                        ------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                            $    432,167
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 19

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                              RETAIL REIT -- 0.1%
                              Retail Reit -- 0.1%
         174,696              DTZ U.S. Borrower LLC, Delayed Draw Term Loan, 4.5%,
                              10/28/21                                                  $    174,951
                                                                                        ------------
                              Total Retail REIT's                                       $    174,951
----------------------------------------------------------------------------------------------------
                              RETAILING -- 0.4%
                              Computer & Electronics Retail -- 0.4%
         813,027              Targus Group International, Inc., Term Loan, 12.0%,
                              5/24/16                                                   $    650,422
                                                                                        ------------
                              Total Retailing                                           $    650,422
----------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 1.3%
                              Application Software -- 0.7%
         210,670              Expert Global Solutions, Inc., Advance First Lien Term
                              Loan B, 8.5%, 4/3/18                                      $    210,301
         424,125              Houghton Mifflin Holdings, Inc., Term Loan,
                              4.25%, 5/22/18                                                 423,065
         500,000              Vertafore, Inc., Second Lien Term Loan, 9.75%,
                              10/27/17                                                       504,062
                                                                                        ------------
                                                                                        $  1,137,428
----------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 0.6%
         249,375              Evergreen Skills Lux S.a r.l., First Lien Initial Term
                              Loan, 5.75%, 4/28/21                                      $    246,881
         772,637              SunGuard Data Systems, Inc., Tranche C Term Loan,
                              3.902%, 2/28/17                                                770,538
                                                                                        ------------
                                                                                        $  1,017,419
                                                                                        ------------
                              Total Software & Services                                 $  2,154,847
----------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                              Communications Equipment -- 0.1%
          85,534              CommScope, Inc., Tranche 3 Term Loan,
                              2.735%, 1/21/17                                           $     85,320
         128,301              CommScope, Inc., Tranche 4 Term Loan,
                              3.25%, 1/14/18                                                 128,221
                                                                                        ------------
                                                                                        $    213,541
----------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.3%
         477,897              Scitor Corp., Term Loan, 5.0%, 2/15/17                    $    473,404
                                                                                        ------------
                              Total Technology Hardware & Equipment                     $    686,945
----------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.1%
                              Air Freight & Logistics -- 0.1%
         192,563              Ozburn-Hessey Holding Co., LLC, Term Loan,
                              6.75%, 5/23/19                                            $    191,961
                                                                                        ------------
                              Total Transportation                                      $    191,961
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.5%
                               Electric Utilities -- 0.5%
         292,172               Star West Generation LLC, Advance Term Loan B,
                               4.25%, 3/13/20                                           $    290,346
         629,720               Texas Competitive Electric Holdings Co., LLC, 2017
                               Term Loan, 4.647%, 10/10/17                                   459,958
                                                                                        ------------
                               Total Utilities                                          $    750,304
----------------------------------------------------------------------------------------------------
                               TOTAL SENIOR SECURED FLOATING RATE
                               LOAN INTERESTS
                               (Cost $34,122,300)                                       $ 33,517,980
----------------------------------------------------------------------------------------------------
                               CORPORATE BONDS & NOTES -- 101.3% of
                               Net Assets
                               AUTOMOBILES & COMPONENTS -- 0.6%
                               Auto Parts & Equipment -- 0.6%
         350,000               International Automotive Components Group SA,
                               9.125%, 6/1/18 (144A)                                    $    364,000
         248,000               Pittsburgh Glass Works LLC, 8.0%, 11/15/18 (144A)             260,400
         290,000               Stackpole International Intermediate Co., SA /
                               Stackpole International Powder, 7.75%,
                               10/15/21 (144A)                                               294,713
                                                                                        ------------
                               Total Automobiles & Components                           $    919,113
----------------------------------------------------------------------------------------------------
                               BANKS -- 1.9%
                               Diversified Banks -- 1.5%
         525,000               Banco de Galicia y Buenos Aires, 8.75%,
                               5/4/18 (144A)                                            $    511,875
         400,000(b)            Banco Macro SA, 9.75%, 12/18/36                               364,000
         200,000(b)(f)         Banco Santander SA, 6.375%, 5/29/49                           196,550
         325,000(b)(f)         Bank of America Corp., 6.25%, 9/29/49                         324,594
         200,000               Turkiye IS Bankasi AS, 6.0%, 10/24/22 (144A)                  199,250
         750,000               UBS AG / Stamford CT, 7.625%, 8/17/22                         885,117
                                                                                        ------------
                                                                                        $  2,481,386
----------------------------------------------------------------------------------------------------
                               Regional Banks -- 0.4%
         600,000(b)(f)         PNC Financial Services Group, Inc., 4.454%, 5/29/49      $    600,750
                                                                                        ------------
                               Total Banks                                              $  3,082,136
----------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 5.4%
                               Aerospace & Defense -- 0.6%
         400,000               ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                 $    391,000
         680,000               DynCorp International, Inc., 10.375%, 7/1/17                  583,100
                                                                                        ------------
                                                                                        $    974,100
----------------------------------------------------------------------------------------------------
                               Building Products -- 0.2%
         300,000               USG Corp., 7.875%, 3/30/20 (144A)                        $    322,500
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 21

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 1.3%
         900,000               Empresas ICA S.A.B. de CV, 8.9%, 2/4/21 (144A)           $    951,750
       1,200,000               OAS Investments GmbH, 8.25%, 10/19/19 (144A)                1,167,000
                                                                                        ------------
                                                                                        $  2,118,750
----------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery &
                               Heavy Trucks -- 0.7%
         360,000               Meritor, Inc., 6.75%, 6/15/21                            $    379,800
         660,000               Navistar International Corp., 8.25%, 11/1/21                  678,480
                                                                                        ------------
                                                                                        $  1,058,280
----------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.5%
         750,000               WireCo WorldGroup, Inc., 9.5%, 5/15/17                   $    765,000
----------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.3%
         455,000               JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)           $    495,950
----------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 1.1%
         450,000               Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)             $    489,375
         335,000               Liberty Tire Recycling, 11.0%, 10/1/16 (144A)                 314,900
         761,000               Mueller Water Products, Inc., 7.375%, 6/1/17                  772,415
         150,000               Xerium Technologies, Inc., 8.875%, 6/15/18                    158,250
                                                                                        ------------
                                                                                        $  1,734,940
----------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.7%
       1,090,000               TRAC Intermodal LLC / TRAC Intermodal Corp.,
                               11.0%, 8/15/19                                           $  1,201,725
                                                                                        ------------
                               Total Capital Goods                                      $  8,671,245
----------------------------------------------------------------------------------------------------
                               COMMERCIAL & PROFESSIONAL SERVICES -- 1.0%
                               Diversified Support Services -- 0.7%
         950,000               NANA Development Corp., 9.5%, 3/15/19 (144A)             $    893,000
         260,000               TMS International Corp., 7.625%, 10/15/21 (144A)              271,700
                                                                                        ------------
                                                                                        $  1,164,700
----------------------------------------------------------------------------------------------------
                               Environmental & Facilities Services -- 0.0%+
         700,000(d)(e)         Old AII, Inc., 10.0%, 12/15/16                           $          7
----------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- 0.3%
         415,000               Interface Security Systems Holdings, Inc. / Interface
                               Security Systems LLC, 9.25%, 1/15/18                     $    422,262
                                                                                        ------------
                               Total Commercial & Professional Services                 $  1,586,969
----------------------------------------------------------------------------------------------------
                               CONSUMER DISCRETIONARY -- 0.7%
                               Automotive Retail -- 0.6%
         925,000               DriveTime Automotive Group, Inc. / DT Acceptance
                               Corp., 8.0%, 6/1/21 (144A)                               $    906,500
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Textiles -- 0.1%
         195,000               Polymer Group, Inc., 6.875%, 6/1/19 (144A)               $    192,563
                                                                                        ------------
                               Total Consumer Discretionary                             $  1,099,063
----------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 1.4%
                               Home Furnishings -- 0.3%
         535,000               Tempur Sealy International, Inc., 6.875%, 12/15/20       $    571,113
----------------------------------------------------------------------------------------------------
                               Homebuilding -- 0.1%
         605,000(d)(e)         Desarrolladora Homex SAB de CV, 9.5%,
                               12/11/19 (144A)                                          $     69,877
         500,000(d)(e)         Urbi Desarrollos Urbanos SAB de CV, 9.75%,
                               2/3/22 (144A)                                                  50,250
                                                                                        ------------
                                                                                        $    120,127
----------------------------------------------------------------------------------------------------
                               Leisure Products -- 1.0%
EUR      275,000               Heckler & Koch GmbH, 9.5%, 5/15/18 (144A)                $    258,390
       1,000,000               Icon Health & Fitness, Inc., 11.875%, 10/15/16 (144A)         978,750
         375,000               PC Nextco Holdings LLC / PC Nextco Finance, Inc.,
                               8.75%, 8/15/19                                                380,625
                                                                                        ------------
                                                                                        $  1,617,765
                                                                                        ------------
                               Total Consumer Durables & Apparel                        $  2,309,005
----------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 3.1%
                               Business Services -- 0.8%
         750,000               Sitel LLC / Sitel Finance Corp., 11.0%, 8/1/17 (144A)    $    772,500
         500,000               Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18                438,750
                                                                                        ------------
                                                                                        $  1,211,250
----------------------------------------------------------------------------------------------------
                               Casinos & Gaming -- 0.0%+
         756,089(d)(e)(g)      Mashantucket Western Pequot Tribe, 6.5% (5.5%
                               PIK 1.0% cash), 7/1/36                                   $      4,016
         100,000               Scientific Games International, Inc., 6.25%, 9/1/20            80,000
                                                                                        ------------
                                                                                        $     84,016
----------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 0.5%
         400,000               Seven Seas Cruises S de RL LLC, 9.125%, 5/15/19          $    425,000
         325,000               Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                   351,812
                                                                                        ------------
                                                                                        $    776,812
----------------------------------------------------------------------------------------------------
                               Leisure Facilities -- 0.6%
EUR      800,000               Cirsa Funding Luxembourg SA, 8.75%,
                               5/15/18 (144A)                                           $  1,024,891
----------------------------------------------------------------------------------------------------
                               Restaurants -- 1.0%
       1,235,000(c)            Burger King Capital Holdings LLC, 0.0%,
                               4/15/19 (144A)                                           $  1,145,462
         400,000               Burger King Corp., 9.875%, 10/15/18                           422,000
                                                                                        ------------
                                                                                        $  1,567,462
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 23

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Specialized Consumer Services -- 0.2%
         315,000               StoneMor Partners LP / Cornerstone Family Services
                               of WV, 7.875%, 6/1/21 (144A)                             $    328,388
                                                                                        ------------
                               Total Consumer Services                                  $  4,992,819
----------------------------------------------------------------------------------------------------
                               CONSUMER STAPLES -- 1.0%
                               Food Distributors -- 0.6%
         900,000               JBS Investments GmbH, 7.25%, 4/3/24 (144A)               $    956,250
----------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.4%
         640,000               Post Holdings, Inc., 6.75%, 12/1/21 (144A)               $    639,200
                                                                                        ------------
                               Total Consumer Staples                                   $  1,595,450
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 2.1%
                               Asset Management & Custody Banks -- 0.4%
         590,000               Janus Capital Group, Inc., 6.7%, 6/15/17                 $    659,015
----------------------------------------------------------------------------------------------------
                               Consumer Finance -- 0.9%
         445,000               Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                               7.375%, 4/1/20 (144A)                                    $    442,775
         610,000               Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                      604,789
         440,000               TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                               9/15/18 (144A)                                                429,000
                                                                                        ------------
                                                                                        $  1,476,564
----------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.2%
         450,000(b)(f)         Goldman Sachs Capital II, 4.0%, 12/29/49                 $    338,400
----------------------------------------------------------------------------------------------------
                               Multi-Sector Holdings -- 0.3%
         600,000               Constellation Enterprises LLC, 10.625%,
                               2/1/16 (144A)                                            $    492,000
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.3%
         375,000(g)            Igloo Holdings Corp., 8.25%, (9.0% PIK
                               8.25% cash), 12/15/17 (144A)                             $    378,281
                                                                                        ------------
                               Total Diversified Financials                             $  3,344,260
----------------------------------------------------------------------------------------------------
                               ENERGY -- 13.4%
                               Coal & Consumable Fuels -- 0.9%
         285,000               Alpha Natural Resources, Inc., 7.5%, 8/1/20 (144A)       $    228,000
         650,000(e)            Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)                237,250
         400,000(e)            James River Coal Co., 7.875%, 4/1/19                            2,750
         300,000               Murray Energy Corp., 8.625%, 6/15/21 (144A)                   309,750
         715,000               Penn Virginia Corp., 8.5%, 5/1/20                             698,912
                                                                                        ------------
                                                                                        $  1,476,662
----------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 0.3%
         150,000               Jones Energy Holdings LLC / Jones Energy Finance
                               Corp., 6.75%, 4/1/22 (144A)                              $    143,250
MXN      540,000               Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                     40,618

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- (continued)
         325,000               YPF SA, 8.875%, 12/19/18 (144A)                          $    339,625
                                                                                        ------------
                                                                                        $    523,493
----------------------------------------------------------------------------------------------------
                               Oil & Gas Drilling -- 0.8%
         645,000               Hercules Offshore, Inc., 8.75%, 7/15/21 (144A)           $    412,800
         730,000               Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                     624,150
         320,000               Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)            316,000
                                                                                        ------------
                                                                                        $  1,352,950
----------------------------------------------------------------------------------------------------
                               Oil & Gas Equipment & Services -- 1.0%
         690,000               Forbes Energy Services, Ltd., 9.0%, 6/15/19              $    665,850
         395,000               FTS International, Inc., 6.25%, 5/1/22 (144A)                 373,275
         425,000               McDermott International, Inc., 8.0%, 5/1/21 (144A)            374,000
         250,000               Seitel, Inc., 9.5%, 4/15/19                                   242,500
                                                                                        ------------
                                                                                        $  1,655,625
----------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 9.9%
         520,000               Athlon Holdings LP / Athlon Finance Corp.,
                               7.375%, 4/15/21                                          $    569,400
         100,000               Comstock Resources, Inc., 7.75%, 4/1/19                        98,000
         750,000               Comstock Resources, Inc., 9.5%, 6/15/20                       791,250
         515,000               Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21                   427,450
         600,000               EP Energy LLC / EP Energy Finance, Inc.,
                               9.375%, 5/1/20                                                655,500
         920,000               Forest Oil Corp., 7.5%, 9/15/20                               864,800
         360,000               GeoPark Latin America, Ltd., Agencia en Chile,
                               7.5%, 2/11/20 (144A)                                          381,600
         570,000               Gulfport Energy Corp., 7.75%, 11/1/20                         581,400
         165,000               Halcon Resources Corp., 9.25%, 2/15/22                        134,062
         890,000               Halcon Resources Corp., 9.75%, 7/15/20                        742,594
         485,000               Jupiter Resources, Inc., 8.5%, 10/1/22 (144A)                 428,012
         680,000               Lightstream Resources, Ltd., 8.625%, 2/1/20 (144A)            625,600
         630,000               Memorial Production Partners LP / Memorial
                               Production Finance Corp., 7.625%, 5/1/21                      610,313
         600,000               Midstates Petroleum Co., Inc., 9.25%, 6/1/21                  510,000
         455,000               Midstates Petroleum Co., Inc., 10.75%, 10/1/20                404,950
         350,000               MIE Holdings Corp., 7.5%, 4/25/19 (144A)                      343,000
       1,440,000               Northern Oil & Gas, Inc., 8.0%, 6/1/20                      1,342,800
         535,000               PDC Energy, Inc., 7.75%, 10/15/22                             561,868
         750,000               PetroQuest Energy, Inc., 10.0%, 9/1/17                        746,250
         480,000               QR Energy LP / QRE Finance Corp., 9.25%, 8/1/20               541,200
         240,000               Quicksilver Resources, Inc., 7.125%, 4/1/16                    48,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 25

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- (continued)
         700,000               Resolute Energy Corp., 8.5%, 5/1/20                      $    623,000
         375,000               Rice Energy, Inc., 6.25%, 5/1/22 (144A)                       362,578
         870,000               RKI Exploration & Production LLC / RKI Finance
                               Corp., 8.5%, 8/1/21 (144A)                                    850,425
         285,000               Rosetta Resources, Inc., 5.875%, 6/1/24                       273,600
         310,000               RSP Permian, Inc., 6.625%, 10/1/22 (144A)                     309,163
         700,000               Samson Investment Co., 9.75%, 2/15/20                         518,000
       1,170,000               Sanchez Energy Corp., 7.75%, 6/15/21                        1,193,400
         335,000               Talos Production LLC / Talos Production Finance,
                               Inc., 9.75%, 2/15/18 (144A)                                   337,513
                                                                                        ------------
                                                                                        $ 15,875,728
----------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.2%
         300,000               Calumet Specialty Products Partners LP / Calumet
                               Finance Corp., 6.5%, 4/15/21 (144A)                      $    291,000
----------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 0.3%
         450,000(a)            Energy Transfer Partners LP, 3.25%, 11/1/66              $    419,063
                                                                                        ------------
                               Total Energy                                             $ 21,594,521
----------------------------------------------------------------------------------------------------
                               FINANCIALS -- 0.5%
                               Specialized Finance -- 0.5%
         695,000               DFC Finance Corp., 10.5%, 6/15/20 (144A)                 $    679,362
         175,000               Nationstar Mortgage LLC / Nationstar Capital Corp.,
                               6.5%, 7/1/21                                                  162,750
                                                                                        ------------
                               Total Financials                                         $    842,112
----------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 8.3%
                               Agricultural Products -- 1.3%
         900,000               Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)          $    969,750
         520,000               Southern States Cooperative, Inc., 10.0%,
                               8/15/21 (144A)                                                512,200
         500,000               Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)                    405,000
         225,000               Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                    210,375
                                                                                        ------------
                                                                                        $  2,097,325
----------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 6.0%
         225,000               Agrokor DD, 8.875%, 2/1/20 (144A)                        $    245,250
EUR      200,000               Agrokor DD, 9.875%, 5/1/19 (144A)                             273,486
         650,000               Bertin SA / Bertin Finance, Ltd., 10.25%,
                               10/5/16 (144A)                                                730,782
         500,000               CFG Investment SAC, 9.75%, 7/30/19 (144A)                     457,500
         297,000               Chiquita Brands International, Inc. / Chiquita Brands
                               LLC, 7.875%, 2/1/21                                           325,957
         491,000               Corporacion Pesquera Inca SAC, 9.0%,
                               2/10/17 (144A)                                                486,581

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- (continued)
       1,100,000               FAGE Dairy Industry SA / FAGE USA Dairy Industry,
                               Inc., 9.875%, 2/1/20 (144A)                              $  1,164,625
         515,000               Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)             522,725
         800,000               Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)              842,000
         700,000               Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)             784,700
         475,000               Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                   501,719
         700,000               MHP SA, 8.25%, 4/2/20 (144A)                                  612,640
       1,600,000               Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                1,672,000
         200,000               Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                 231,000
         600,000               Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                  528,000
         300,000               Pilgrim's Pride Corp., 7.875%, 12/15/18                       312,750
                                                                                        ------------
                                                                                        $  9,691,715
----------------------------------------------------------------------------------------------------
                               Tobacco -- 1.0%
       1,645,000               Alliance One International, Inc., 9.875%, 7/15/21        $  1,570,975
                                                                                        ------------
                               Total Food, Beverage & Tobacco                           $ 13,360,015
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 2.2%
                               Health Care Equipment & Services -- 0.6%
         831,000               Physio-Control International, Inc., 9.875%,
                               1/15/19 (144A)                                           $    895,403
----------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 0.6%
         700,000               Kindred Healthcare, Inc., 6.375%, 4/15/22 (144A)         $    689,500
         200,000               United Surgical Partners International, 9.0%, 4/1/20          216,000
                                                                                        ------------
                                                                                        $    905,500
----------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.5%
         425,000               BioScrip, Inc., 8.875%, 2/15/21 (144A)                   $    433,500
         426,000               Gentiva Health Services, Inc., 11.5%, 9/1/18                  456,352
                                                                                        ------------
                                                                                        $    889,852
----------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.3%
         500,000               Immucor, Inc., 11.125%, 8/15/19                          $    545,000
----------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.2%
         275,000               Emdeon, Inc., 11.0%, 12/31/19                            $    304,906
                                                                                        ------------
                               Total Health Care Equipment & Services                   $  3,540,661
----------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                               Household Products -- 0.3%
EUR      350,000(a)            Hydra Dutch Holdings 2BV, 5.582%, 4/15/19 (144A)         $    412,171
----------------------------------------------------------------------------------------------------
                               Personal Products -- 0.2%
         345,000               Monitronics International, Inc., 9.125%, 4/1/20          $    355,350
                                                                                        ------------
                               Total Household & Personal Products                      $    767,521
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 27

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               INDUSTRIALS -- 0.6%
                               Aerospace & Defense -- 0.3%
         435,000               LMI Aerospace, Inc., 7.375%, 7/15/19 (144A)              $    435,000
----------------------------------------------------------------------------------------------------
                               Diversified Support Services -- 0.2%
         280,000               Transfield Services, Ltd., 8.375%, 5/15/20 (144A)        $    300,300
----------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.1%
         250,000               Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                 $    225,000
                                                                                        ------------
                               Total Industrials                                        $    960,300
----------------------------------------------------------------------------------------------------
                               INFORMATION TECHNOLOGY -- 0.0%+
                               Internet Software & Services -- 0.0%+
          68,586(g)            First Data Holdings, Inc., 14.5% (14.5% PIK
                               0.0% cash), 9/24/19 (144A)                               $     72,564
                                                                                        ------------
                               Total Information Technology                             $     72,564
----------------------------------------------------------------------------------------------------
                               INSURANCE -- 33.9%
                               Insurance Brokers -- 0.3%
GBP      475,000               Towergate Finance Plc, 10.5%, 2/15/19 (144A)             $    493,722
----------------------------------------------------------------------------------------------------
                               Multi-Line Insurance -- 0.6%
       1,000,000(b)            Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)         $  1,040,000
----------------------------------------------------------------------------------------------------
                               Property & Casualty Insurance -- 2.6%
       6,000,000(c)(d)(h)      Fixed Income Trust Series 2013-A, 0.0%,
                               10/15/97 (144A)                                          $  4,012,686
          80,000(b)(f)         White Mountains Insurance Group, Ltd.,
                               7.506%, 5/29/49 (144A)                                         83,998
                                                                                        ------------
                                                                                        $  4,096,684
----------------------------------------------------------------------------------------------------
                               Reinsurance -- 30.4%
       1,500,000(d)            Arlington Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 8/1/15                              $  1,563,300
EUR      750,000(a)            ATLAS Reinsurance VII, 3.65%, 1/7/16 (144A)                   945,237
       1,000,000(a)            Bosphorus 1 Re, Ltd., 2.505%, 5/3/16 (144A)
                               (Cat Bond)                                                    999,400
       1,018,720(d)            Clarendon Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 7/14/15                                  980,416
         750,000(a)            Combine Re, Ltd., 17.755%, 1/7/15 (144A) (Cat Bond)           769,425
         500,000(a)            Compass Re, Ltd., 10.255%, 1/8/15 (144A) (Cat Bond)           506,400
         500,000(a)            Compass Re, Ltd., 11.255%, 1/8/15 (144A) (Cat Bond)           507,500
       1,750,000(a)            East Lane Re VI, Ltd., 2.755%, 3/14/18 (144A)
                               (Cat Bond)                                                  1,755,950
       2,000,000(a)            Gator Re, Ltd., 6.505%, 1/9/17 (144A) (Cat Bond)            2,054,200
       2,000,000(d)            Gloucester Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 6/12/15                                1,854,400
       1,300,000(a)            Ibis Re II, Ltd., 13.505%, 2/5/15 (144A) (Cat Bond)         1,337,700
       1,000,000(a)            Kilimanjaro Re, Ltd., 4.505%, 4/30/18 (144A)
                               (Cat Bond)                                                  1,014,400

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
       1,000,000(a)            Kilimanjaro Re, Ltd., 4.755%, 4/30/18 (144A)
                               (Cat Bond)                                               $  1,033,500
       2,000,000(a)            Kizuna II Re, Ltd., 2.255%, 4/6/18 (144A) (Cat Bond)        2,024,400
EUR    1,500,000(a)            Lion I Re, Ltd., 2.336%, 4/28/17 (144A)                     1,878,072
       1,000,000(a)            Merna Reinsurance V, Ltd., 2.005%, 4/7/17 (144A)
                               (Cat Bond)                                                  1,001,300
       1,750,000(a)            MetroCat Re, Ltd., 4.505%, 8/5/16 (144A) (Cat Bond)         1,819,475
         975,000(a)            Mythen Re, Ltd., 11.756%, 11/10/16 (144A)                   1,051,830
         500,000(a)            Mythen Re, Ltd., Series 2012-2 Class A, 8.526%,
                               1/5/17 (144A) (Cat Bond)                                      536,400
       1,250,000(a)            Pelican Re, Ltd., 6.005%, 5/15/17 (144A) (Cat Bond)         1,317,250
       2,008,000(d)            PI-1, Series E -- 2014 (Kane SAC Ltd.), Variable Rate
                               Notes, 6/12/15                                              2,055,590
       2,006,000(d)            PI-6, Series B -- 2014 (Kane SAC Ltd.), Variable Rate
                               Notes, 7/18/16                                              2,130,573
       2,004,948(d)            PI-6, Series C -- 2014 (Kane SAC Ltd.), Variable Rate
                               Notes, 7/7/16                                               1,995,124
       2,011,000(d)            PI-6, Series D -- 2014 (Kane SAC Ltd.), Variable Rate
                               Notes, 7/30/16                                              2,149,558
       2,000,000(a)            Queen Street IV Capital, Ltd., 7.505%, 4/9/15 (144A)
                               (Cat Bond)                                                  2,035,400
         500,000(a)            Queen Street VII Re, Ltd., 8.605%, 4/8/16 (144A)
                               (Cat Bond)                                                    520,150
       1,250,000(a)            Residential Reinsurance 2011, Ltd., 12.005%,
                               6/6/15 (144A) (Cat Bond)                                    1,317,625
         250,000(a)            Residential Reinsurance 2012, Ltd., 12.755%,
                               12/6/16 (144A) (Cat Bond)                                     276,575
       1,250,000(a)            Residential Reinsurance 2012, Ltd., 19.005%,
                               12/6/16 (144A) (Cat Bond)                                   1,435,125
       1,000,000(a)            Residential Reinsurance 2012, Ltd., 22.005%,
                               6/6/16 (144A) (Cat Bond)                                    1,183,700
         500,000(a)            Residential Reinsurance 2013, Ltd., 20.005%,
                               12/6/17 (144A) (Cat Bond)                                     525,050
           5,999(d)(i)         Sector Re V, Ltd., Series 2, Class C, 0.0%, 12/1/17
                               (144A) (Cat Bond)                                              11,899
           1,630(d)(i)         Sector Re V, Ltd., Series 3, Class A, 0.0%, 3/1/18
                               (144A) (Cat Bond)                                              51,734
       1,000,000(d)(i)         Sector Re V, Ltd., Series 3, Class C, 0.0%, 12/1/17
                               (144A) (Cat Bond)                                           1,172,900
       1,500,000(i)            Sector Re V, Ltd., Series 4, Class A, 0.0%, 3/30/19
                               (144A) (Cat Bond)                                           1,665,300
       1,000,000(d)(i)         Silverton RE, Ltd., 0.0%, 9/16/16 (144A) (Cat Bond)         1,210,400
       1,500,000(a)            Successor X, Ltd., 11.255%, 11/10/15 (144A)
                               (Cat Bond)                                                  1,569,900
         500,000(a)            Successor X, Ltd., 16.255%, 11/10/15 (144A)
                               (Cat Bond)                                                    527,250

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 29

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
       1,000,000(a)            Successor X, Ltd., 16.505%, 1/27/15 (144A)
                               (Cat Bond)                                               $  1,009,400
       1,000,000(a)            Tar Heel Re, Ltd., 8.505%, 5/9/16 (144A) (Cat Bond)         1,063,900
                                                                                        ------------
                                                                                        $ 48,857,708
                                                                                        ------------
                               Total Insurance                                          $ 54,488,114
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 8.6%
                               Commodity Chemicals -- 0.5%
         300,000               Basell Finance Co., BV, 8.1%, 3/15/27 (144A)             $    402,201
EUR      250,000               KP Germany Erste GmbH, 11.625%, 7/15/17 (144A)                342,992
                                                                                        ------------
                                                                                        $    745,193
----------------------------------------------------------------------------------------------------
                               Construction Materials -- 0.5%
         389,000               Cemex Espana Luxembourg, 9.875%, 4/30/19 (144A)          $    433,813
         300,000(f)            Magnesita Finance, Ltd., 8.625%, 4/29/49 (144A)               300,000
                                                                                        ------------
                                                                                        $    733,813
----------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 1.1%
         330,000               Boart Longyear Management Pty, Ltd., 10.0%,
                               10/1/18 (144A)                                           $    353,100
         300,000(e)            Midwest Vanadium Pty, Ltd., 11.5%, 2/15/18 (144A)              42,000
         373,000               Mirabela Nickel, Ltd., 9.5%, 6/20/19                          320,780
         180,000               Prince Mineral Holding Corp., 12.0%, 12/15/19 (144A)          197,100
         750,000               Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                   853,125
                                                                                        ------------
                                                                                        $  1,766,105
----------------------------------------------------------------------------------------------------
                               Gold -- 0.0%+
          85,000               IAMGOLD Corp., 6.75%, 10/1/20 (144A)                     $     70,125
----------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.4%
         240,000(g)            Ardagh Finance Holdings SA, 8.625% (8.625%
                               PIK 0.0% cash), 6/15/19 (144A)                           $    245,402
EUR      250,000               Ardagh Glass Finance Plc, 8.75%, 2/1/20 (144A)                325,728
                                                                                        ------------
                                                                                        $    571,130
----------------------------------------------------------------------------------------------------
                               Paper Packaging -- 1.4%
         606,510(c)            Bio Pappel SAB de CV, 10.0%, 8/27/16                     $    612,575
         580,000               Exopack Holding Corp., 10.0%, 6/1/18 (144A)                   623,500
         500,000               Reynolds Group Issuer, Inc., 9.0%, 4/15/19                    522,500
         475,000               Reynolds Group Issuer, Inc., 9.875%, 8/15/19                  515,969
                                                                                        ------------
                                                                                        $  2,274,544
----------------------------------------------------------------------------------------------------
                               Paper Products -- 1.6%
         675,000               Appvion, Inc., 9.0%, 6/1/20 (144A)                       $    526,500
         344,000               Mercer International, Inc., 9.5%, 12/1/17                     361,200

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Paper Products -- (continued)
         840,000               Resolute Forest Products, Inc., 5.875%, 5/15/23          $    804,300
         545,000               Sappi Papier Holding GmbH, 8.375%, 6/15/19 (144A)             591,325
         255,000               Unifrax I LLC / Unifrax Holding Co., 7.5%,
                               2/15/19 (144A)                                                258,825
                                                                                        ------------
                                                                                        $  2,542,150
----------------------------------------------------------------------------------------------------
                               Precious Metals & Minerals -- 0.3%
         500,000               ALROSA Finance SA, 8.875%, 11/17/14 (144A)               $    500,940
----------------------------------------------------------------------------------------------------
                               Steel -- 2.8%
         450,000               Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)         $    447,750
         250,000               Evraz Group SA, 9.5%, 4/24/18 (144A)                          255,937
         900,000               Ferrexpo Finance Plc, 7.875%, 4/7/16 (144A)                   846,180
         900,000               Metinvest BV, 8.75%, 2/14/18 (144A)                           628,344
         600,000               Metinvest BV, 10.25%, 5/20/15 (144A)                          477,120
         585,000               Optima Specialty Steel, Inc., 12.5%, 12/15/16 (144A)          623,025
         507,000               Permian Holdings, Inc., 10.5%, 1/15/18 (144A)                 507,000
         750,000               Ryerson, Inc., 9.0%, 10/15/17                                 789,375
                                                                                        ------------
                                                                                        $  4,574,731
                                                                                        ------------
                               Total Materials                                          $ 13,778,731
----------------------------------------------------------------------------------------------------
                               MEDIA -- 4.9%
                               Broadcasting -- 2.1%
         400,000               Intelsat Luxembourg SA, 7.75%, 6/1/21                    $    418,000
         200,000               Nara Cable Funding, Ltd., 8.875%, 12/1/18 (144A)              209,820
       1,655,000               Townsquare Radio LLC / Townsquare Radio, Inc.,
                               9.0%, 4/1/19 (144A)                                         1,787,400
         990,000               Truven Health Analytics, Inc., 10.625%, 6/1/20              1,059,300
                                                                                        ------------
                                                                                        $  3,474,520
----------------------------------------------------------------------------------------------------
                               Cable -- 0.2%
EUR      200,000               Nara Cable Funding, Ltd., 8.875%, 12/1/18 (144A)         $    262,512
----------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 2.0%
       1,710,000               AMC Entertainment, Inc., 9.75%, 12/1/20                  $  1,898,100
         600,000               Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                    576,000
         200,000               Production Resource Group, Inc., 8.875%, 5/1/19               151,000
         625,000               WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                  615,625
                                                                                        ------------
                                                                                        $  3,240,725
----------------------------------------------------------------------------------------------------
                               Publishing -- 0.6%
         855,000               Gannett Co., Inc., 6.375%, 10/15/23                      $    919,125
                                                                                        ------------
                               Total Media                                              $  7,896,882
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 31

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.8%
                               Biotechnology -- 0.8%
         300,000               ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)         $    318,000
       1,043,000               Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                983,027
                                                                                        ------------
                               Total Pharmaceuticals, Biotechnology & Life Sciences     $  1,301,027
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.4%
                               Diversified REIT -- 0.1%
         200,000               CNL Lifestyle Properties, Inc., 7.25%, 4/15/19           $    204,500
----------------------------------------------------------------------------------------------------
                               Real Estate Operating Companies -- 0.3%
         410,000               IRSA Inversiones y Representaciones SA, 8.5%,
                               2/2/17 (144A)                                            $    405,900
                                                                                        ------------
                               Total Real Estate                                        $    610,400
----------------------------------------------------------------------------------------------------
                               RETAILING -- 0.7%
                               Computer & Electronics Retail -- 0.0%+
          60,000               Rent-A-Center, Inc., 6.625%, 11/15/20                    $     57,900
----------------------------------------------------------------------------------------------------
                               Department Stores -- 0.6%
         625,000               Grupo Famsa SAB de CV, 7.25%, 6/1/20 (144A)              $    596,875
         350,000               Neiman Marcus Group, Ltd., LLC, 8.0%,
                               10/15/21 (144A)                                               373,340
                                                                                        ------------
                                                                                        $    970,215
----------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.1%
          85,000               Outerwall, Inc., 6.0%, 3/15/19                           $     83,938
                                                                                        ------------
                               Total Retailing                                          $  1,112,053
----------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.6%
                               Semiconductors -- 0.6%
         210,000               Advanced Micro Devices, Inc., 6.75%, 3/1/19              $    198,450
         285,000               Advanced Micro Devices, Inc., 7.0%, 7/1/24                    250,087
         500,000               Advanced Micro Devices, Inc., 7.5%, 8/15/22                   457,500
                                                                                        ------------
                               Total Semiconductors & Semiconductor Equipment           $    906,037
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 1.2%
                               Data Processing & Outsourced Services -- 0.5%
         404,000               First Data Corp., 8.25%, 1/15/21 (144A)                  $    438,340
         162,000               First Data Corp., 10.625%, 6/15/21                            186,705
         225,000               NeuStar, Inc., 4.5%, 1/15/23                                  194,625
                                                                                        ------------
                                                                                        $    819,670
----------------------------------------------------------------------------------------------------
                               Systems Software -- 0.7%
       1,144,999(d)            Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)           $  1,076,299
                                                                                        ------------
                               Total Software & Services                                $  1,895,969
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                               Electronic Equipment & Instruments -- 0.2%
         315,000               Zebra Technologies Corp., 7.25%, 10/15/22 (144A)         $    331,538
                                                                                        ------------
                               Total Technology Hardware & Equipment                    $    331,538
----------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 2.2%
                               Integrated Telecommunication Services -- 0.5%
         186,000               Cincinnati Bell, Inc., 8.75%, 3/15/18                    $    192,510
         300,000               Frontier Communications Corp., 8.75%, 4/15/22                 346,500
         350,000               PAETEC Holding Corp., 9.875%, 12/1/18                         369,250
                                                                                        ------------
                                                                                        $    908,260
----------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 1.7%
         250,000               Altice Finco SA, 8.125%, 1/15/24 (144A)                  $    263,125
         300,000               Altice SA, 7.75%, 5/15/22 (144A)                              315,000
         340,000               Sprint Corp., 7.125%, 6/15/24 (144A)                          349,350
         250,000               Unison Ground Lease Funding LLC, 5.78%,
                               3/15/20 (144A)                                                252,622
       1,115,000               Vimpel Communications Via VIP Finance Ireland,
                               Ltd. OJSC, 9.125%, 4/30/18 (144A)                           1,202,806
RUB   14,400,000               VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                   308,452
                                                                                        ------------
                                                                                        $  2,691,355
                                                                                        ------------
                               Total Telecommunication Services                         $  3,599,615
----------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 3.2%
                               Airlines -- 0.8%
         545,000               Gol LuxCo SA, 8.875%, 1/24/22 (144A)                     $    535,462
         155,000               Intrepid Aviation Group Holdings LLC / Intrepid
                               Finance Co., 6.875%, 2/15/19 (144A)                           153,838
         500,000               TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                    535,000
                                                                                        ------------
                                                                                        $  1,224,300
----------------------------------------------------------------------------------------------------
                               Airport Services -- 0.4%
         564,400               Aeropuertos Argentina 2000 SA, 10.75%,
                               12/1/20 (144A)                                           $    599,957
----------------------------------------------------------------------------------------------------
                               Highways & Railtracks -- 0.2%
MXN    4,500,000               Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                               6/10/28 (144A)                                           $    318,705
----------------------------------------------------------------------------------------------------
                               Marine -- 0.4%
         500,000               Far East Capital, Ltd. SA, 8.0%, 5/2/18 (144A)           $    260,000
         375,000               Navios South American Logistics, Inc. / Navios
                               Logistics Finance US, Inc., 7.25%, 5/1/22 (144A)              377,812
                                                                                        ------------
                                                                                        $    637,812
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 33

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Railroads -- 0.5%
         355,000(g)            AAF Holdings LLC / AAF Finance Co., 12.0% (6.0%
                               PIK 6.75% Cash), 7/1/19 (144A)                           $    355,000
         485,000               Florida East Coast Holdings Corp., 6.75%,
                               5/1/19 (144A)                                                 500,462
                                                                                        ------------
                                                                                        $    855,462
----------------------------------------------------------------------------------------------------
                               Trucking -- 0.9%
       1,000,000               Jack Cooper Holdings Corp., 9.25%, 6/1/20 (144A)         $  1,072,500
         425,000               Swift Services Holdings, Inc., 10.0%, 11/15/18                446,973
                                                                                        ------------
                                                                                        $  1,519,473
                                                                                        ------------
                               Total Transportation                                     $  5,155,709
----------------------------------------------------------------------------------------------------
                               UTILITIES -- 1.9%
                               Electric Utilities -- 1.4%
         750,000               Cia de Energia Electrica en Alta Tension Transener SA,
                               9.75%, 8/15/21 (144A)                                    $    569,250
         375,000               ContourGlobal Power Holdings SA, 7.125%,
                               6/1/19 (144A)                                                 375,938
         225,000               DTEK Finance Plc, 7.875%, 4/4/18 (144A)                       142,875
         419,000               Empresa Distrbuidora Y Comercializadora Norte,
                               9.75%, 10/25/22 (144A)                                        293,300
         460,000(b)            Enel S.p.A., 8.75%, 9/24/73 (144A)                            537,050
         225,000               PNM Resources, Inc., 9.25%, 5/15/15                           234,319
                                                                                        ------------
                                                                                        $  2,152,732
----------------------------------------------------------------------------------------------------
                               Gas Utilities -- 0.5%
         867,450               Transportadora de Gas del Sur SA, 9.625%,
                               5/14/20 (144A)                                           $    867,450
                                                                                        ------------
                               Total Utilities                                          $  3,020,182
----------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS & NOTES
                               (Cost $162,636,888)                                      $162,834,011
----------------------------------------------------------------------------------------------------
                               CONVERTIBLE BONDS & NOTES -- 2.2% of
                               Net Assets
                               DIVERSIFIED FINANCIALS -- 0.1%
                               Asset Management & Custody Banks -- 0.1%
         120,000               Apollo Investment Corp., 5.75%, 1/15/16                  $    123,600
                                                                                        ------------
                               Total Diversified Financials                             $    123,600
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                               Health Care Equipment & Services -- 0.8%
       1,040,000(c)            Hologic, Inc., 2.0%, 12/15/37                            $  1,296,750
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.0%+
          15,000               Omnicare, Inc., 3.25%, 12/15/35                          $     15,900
                                                                                        ------------
                               Total Health Care Equipment & Services                   $  1,312,650
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 1.1%
                               Diversified Chemicals -- 1.1%
       1,900,000(j)            Hercules, Inc., 6.5%, 6/30/29                            $  1,745,625
----------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.0%+
         100,000               Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16            $    100,250
                                                                                        ------------
                               Total Materials                                          $  1,845,875
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                               SCIENCES -- 0.1%
                               Biotechnology -- 0.1%
         250,000               Corsicanto, Ltd., 3.5%, 1/15/32                          $    148,750
                                                                                        ------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                            $    148,750
----------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.1%
                               Semiconductors -- 0.1%
         250,000               ReneSola, Ltd., 4.125%, 3/15/18 (144A)                   $    161,250
                                                                                        ------------
                               Total Semiconductors & Semiconductor Equipment           $    161,250
----------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE BONDS & NOTES
                               (Cost $2,733,850)                                        $  3,592,125
----------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 2.2% of Net Assets
       1,170,000(a)            U.S. Treasury Notes Floating Rate Note,
                               0.09%, 7/31/16                                           $  1,170,413
       1,170,000(a)            U.S. Treasury Notes Floating Rate Note,
                               0.065%, 1/31/16                                             1,169,944
       1,170,000(a)            U.S. Treasury Notes Floating Rate Note,
                               0.089%, 4/30/16                                             1,170,336
                                                                                        ------------
                                                                                        $  3,510,693
----------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $3,511,006)                                        $  3,510,693
----------------------------------------------------------------------------------------------------
                               SOVEREIGN DEBT OBLIGATIONS -- 1.1% of
                               Net Assets
                               Argentina -- 0.2%
         352,960               Province of Salta Argentina, 9.5%, 3/16/22 (144A)        $    344,136
----------------------------------------------------------------------------------------------------
                               Ghana -- 0.3%
         500,000               Republic of Ghana, 7.875%, 8/7/23 (144A)                 $    503,250
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 35

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                               Mexico -- 0.5%
MXN    8,870,000               Mexican Bonos, 7.75%, 11/13/42                           $    736,282
MXN      312,115               Mexican Udibonos, 3.5%, 12/14/17                               25,017
                                                                                        ------------
                                                                                        $    761,299
----------------------------------------------------------------------------------------------------
                               Ukraine -- 0.1%
         100,000               Ukraine Government International Bond, 6.75%,
                               11/14/17 (144A)                                          $     87,250
----------------------------------------------------------------------------------------------------
                               TOTAL SOVEREIGN DEBT OBLIGATIONS
                               (Cost $1,668,135)                                        $  1,695,935
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------
                               COMMON STOCKS -- 0.7% of Net Assets
                               DIVERSIFIED FINANCIALS -- 0.0%+
                               Other Diversified Financial Services -- 0.0%+
             731(k)            BTA Bank JSC (G.D.R.)                                    $        464
                                                                                        ------------
                               Total Diversified Financials                             $        464
----------------------------------------------------------------------------------------------------
                               ENERGY -- 0.0%+
                               Oil & Gas Exploration & Production -- 0.0%+
           1,890(k)            Halcon Resources Corp.                                   $      5,878
                                                                                        ------------
                               Total Energy                                             $      5,878
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.1%
                               Diversified Metals & Mining -- 0.1%
AUD    1,587,442(k)            Mirabela Nickel, Ltd.                                    $    102,629
                                                                                        ------------
                               Total Materials                                          $    102,629
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.0%+
                               Systems Software -- 0.0%+
           2,114(d)(h)(k)      Perseus Holding Corp.                                    $         --
                                                                                        ------------
                               Total Software & Services                                $         --
----------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.6%
                               Air Freight & Logistics -- 0.5%
             943(d)(k)         CEVA Holdings LLC                                        $    872,562
----------------------------------------------------------------------------------------------------
                               Marine -- 0.1%
         247,509(d)(k)         Horizon Lines, Inc.                                      $     97,766
                                                                                        ------------
                               Total Transportation                                     $    970,328
----------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $1,603,630)                                        $  1,079,299
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCKS -- 0.4% of
                               Net Assets
                               DIVERSIFIED FINANCIALS -- 0.3%
                               Other Diversified Financial Services -- 0.3%
             470(f)            Bank of America Corp., 7.25%                             $    537,309
                                                                                        ------------
                               Total Diversified Financials                             $    537,309
----------------------------------------------------------------------------------------------------
                               ENERGY -- 0.1%
                               Oil & Gas Exploration & Production -- 0.1%
             200(f)(k)         Halcon Resources Corp., 5.75%                            $    132,675
                                                                                        ------------
                               Total Energy                                             $    132,675
----------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $524,900)                                          $    669,984
----------------------------------------------------------------------------------------------------
                               PREFERRED STOCKS -- 3.7% of Net Assets
                               BANKS -- 0.3%
                               Diversified Banks -- 0.3%
             500(b)(f)         AgStar Financial Services ACA, 6.75%                     $    512,937
                                                                                        ------------
                               Total Banks                                              $    512,937
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.7%
                               Other Diversified Financial Services -- 0.7%
          40,675(b)            GMAC Capital Trust I, 8.125%                             $  1,087,243
                                                                                        ------------
                               Total Diversified Financials                             $  1,087,243
----------------------------------------------------------------------------------------------------
                               INSURANCE -- 2.7%
                               Reinsurance -- 2.7%
       2,500,000(d)(k)         Altair Re II, Ltd.                                       $  2,686,500
          15,000(d)(k)         Lorenz Re, Ltd.                                             1,662,750
                                                                                        ------------
                                                                                        $  4,349,250
                                                                                        ------------
                               Total Insurance                                          $  4,349,250
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.0%+
                               Data Processing & Outsourced Services -- 0.0%+
           1,110(d)(h)(k)      Perseus Holding Corp., 14.0%                             $         --
                                                                                        ------------
                               Total Software & Services                                $         --
----------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost $5,425,247)                                        $  5,949,430
----------------------------------------------------------------------------------------------------
                               RIGHT/WARRANT -- 0.0%+ of Net Assets
                               AUTOMOBILES & COMPONENTS -- 0.0%+
                               Auto Parts & Equipment -- 0.0%+
              86(d)(k)         Lear Corp., Expires 11/9/14                              $     15,931
                                                                                        ------------
                               Total Automobiles & Components                           $     15,931
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 37

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                               TOTAL RIGHT/WARRANT
                               (Cost $4,645)                                            $     15,931
-----------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS IN SECURITIES -- 136.9%
                               (Cost $219,318,993) (l)(m)                               $219,985,054
-----------------------------------------------------------------------------------------------------
                               WRITTEN PUT OPTION -- 0.0%+
       (672,138)               U.S. Dollar versus Turkish Lira                          $        (11)
-----------------------------------------------------------------------------------------------------
                               TOTAL WRITTEN PUT OPTION
                               (Premiums received $(11,073))                            $        (11)
-----------------------------------------------------------------------------------------------------
                               OTHER ASSETS AND LIABILITIES -- (36.9)%                  $(59,321,819)
-----------------------------------------------------------------------------------------------------
                               NET ASSETS APPLICABLE TO
                               COMMON SHAREOWNERS -- 100.0%                             $160,663,224
=====================================================================================================

+           Amount rounds less than 0.1%

(Cat Bond)  Catastrophe bond is a high yield debt instrument that is usually insurance linked and meant to raise money in case of catastrophe.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2014, the value of these securities amounted to $114,610,184, or 71.3% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2014.

(a) Floating rate note. The rate shown is the coupon rate at October 31, 2014.

(b) The interest rate is subject to change periodically. The interest rate shown is the rate at October 31, 2014.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2014.

(d) Indicates a security that has been deemed illiquid. As of October 31, 2014 the aggregate cost of illiquid securities in the Trust's portfolio was $26,989,077. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $26,092,793 represented 16.2% of total net assets applicable to common shareowners.

(e)         Security is in default and is non income producing.

(f)         Security is perpetual in nature and has no stated maturity date.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)         Security is priced as a unit.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

(k)         Non-income producing.

(l) At October 31, 2014, the net unrealized depreciation on investments based on cost for federal tax purposes of $221,659,627 was as follows:

                Aggregate gross unrealized appreciation for all investments in
                    which there is an excess of value over tax cost                      $ 10,366,808

                Aggregate gross unrealized depreciation for all investments in
                    which there is an excess of tax cost over value                       (12,041,381)
                                                                                         ------------
                Net unrealized depreciation                                              $ (1,674,573)
                                                                                         ============

For financial reporting purposes net unrealized appreciation on investments was $666,061 and cost of investments aggregated $219,318,993.

(m) Distributions of Investments by country of issue, as a percentage of total investments in securities, is as follows:

            United States                                                              62.4%
            Bermuda                                                                     9.2
            Cayman Islands                                                              7.2
            Luxembourg                                                                  3.6
            Ireland                                                                     3.2
            Argentina                                                                   2.2
            Netherlands                                                                 2.0
            Mexico                                                                      1.5
            Austria                                                                     1.2
            United Kingdom                                                              1.1
            Other (individually less than 1%)                                           6.4
                                                                                      -----
                                                                                      100.0%
                                                                                      =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2014 aggregated $32,232,638 and $34,196,739, respectively.

Glossary of Terms:
(G.D.R.) Global Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

AUD     -- Australian Dollar
EUR     -- Euro
GBP     -- Great British Pound
MXN     -- Mexican Peso
RUB     -- Russian Ruble

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

   Level 1 -- quoted prices in active markets for identical securities.

   Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services or broker dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 39

The following is a summary of the inputs used as of October 31, 2014, in valuing the Trust's investments.

------------------------------------------------------------------------------------------------------
                                        Level 1          Level 2       Level 3            Total
------------------------------------------------------------------------------------------------------
Asset Backed Securities                 $            --  $  2,922,434  $              --  $  2,922,434
Collateralized Mortgage
 Obligations                                         --     3,448,549                 --     3,448,549
Commercial Mortgage-Backed
 Securities                                          --       748,683                 --       748,683
Senior Secured Floating Rate
 Loan Interests                                      --    33,517,980                 --    33,517,980
Corporate Bonds & Notes
 Insurance
    Property & Casualty
      Insurance                                      --        83,998          4,012,686     4,096,684
    Reinsurance                                      --    32,016,514         16,841,194    48,857,708
All Other Corporate Bonds & Notes                    --   109,879,619                 --   109,879,619
Convertible Bonds & Notes                            --     3,592,125                 --     3,592,125
Sovereign Debt Obligations                           --     1,695,935                 --     1,695,935
U.S. Government and Agency
 Obligations                                         --     3,510,693                 --     3,510,693
Common Stocks
 Software & Services
    Systems Software                                 --            --                 --*           --*
 Transportation
    Air Freight & Logistics                          --       872,562                 --       872,562
All Other Common Stocks                         206,737            --                 --       206,737
Convertible Preferred Stocks
 Energy
    Oil & Gas Exploration &
      Production                                     --       132,675                 --       132,675
All Other Convertible Preferred Stocks          537,309            --                 --       537,309
Preferred Stocks
 Banks
    Diversified Banks                                --       512,937                 --       512,937
 Insurance
    Reinsurance                                      --            --          4,349,250     4,349,250
 Software & Services
    Data Processing &
      Outsourced Services                            --            --                 --*           --*
All Other Preferred Stocks                    1,087,243            --                 --     1,087,243
Right/Warrant                                    15,931            --                 --        15,931
------------------------------------------------------------------------------------------------------
Total Investments in Securities         $     1,847,220  $192,934,704  $      25,203,130  $219,985,054
======================================================================================================
Other Financial Instruments
Net unrealized appreciation on
 forward foreign currency
 contracts                              $            --  $    251,382  $              --  $    251,382
Net unrealized depreciation on
 forward foreign currency
 contracts                              $            --  $    (64,692) $              --  $    (64,692)
Net unrealized appreciation on
 written option                                      --        11,062                 --        11,062
------------------------------------------------------------------------------------------------------
Total Other Financial Instruments       $            --  $    197,752  $              --  $    197,752
======================================================================================================

*   Securities in this category are valued at $0.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                           Change in
                  Balance        Realized  Unrealized                                   Accrued    Transfers Transfers Balance
                  as of          gain      appreciation                                 discounts/ in to     out of    as of
                  4/30/14        (loss)(1) (depreciation)(2)  Purchases   Sales         premiums   Level 3*  Level 3*  10/31/14
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
   & Notes
Insurance
   Property &
      Casualty
      Insurance   $ 3,588,313    $     --  $ 424,373          $        -- $         --  $      --  $   --    $  --     $ 4,012,686
   Reinsurance      8,046,566          --    448,252            8,227,125           --    119,251      --       --      16,841,194
Materials
   Diversified
      Metals &
      Mining          146,250          --      3,750               50,000     (200,000)        --      --       --              --
Common Stocks
   Software &
   Services
      Systems
      Software             --**        --         --                   --           --         --      --       --              --**
Preferred Stocks
Insurance
   Reinsurance      6,852,231     152,745   (329,543)                  --   (2,326,183)        --      --       --       4,349,250
   Software &
   Services
      Systems
      Software             --**        --         --                   --           --         --      --       --              --**
------------------------------------------------------------------------------------------------------------------------------------
Total             $18,633,360    $152,745  $ 546,832          $ 8,277,125 $ (2,526,183) $ 119,251  $   --    $  --     $25,203,130
====================================================================================================================================

* Transfers are calculated on the beginning of period values. During the six months ended October 31, 2014, there were no transfers between levels 1, 2 and 3.

**  Securities in this category are valued at $0.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 10/31/14: $850,426.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 41

The following table presents additional information about valuation techniques and inputs used for investments that were measured at fair value and categorized as Level 3 at October 31, 2014:

                          Fair Value    Valuation      Unobservable       Value/
                          10/31/14      Technique(s)      Input           Range
=====================================================================================
Corporate Bonds & Notes   $16,841,194   Broker Quote   Proprietary   $31.7385-198.35
                                                       Broker Model     per bond
-------------------------------------------------------------------------------------
Corporate Bonds & Notes** $ 4,012,686      Market      Yield Premium      1.05%
                                        Comparables
-------------------------------------------------------------------------------------
Preferred Stocks          $ 4,349,250   Broker Quote   Proprietary    $1.0746-110.85
                                                       Broker Model      per share
-------------------------------------------------------------------------------------

** The significant unobservable input used in the fair value measurement of corporate bonds and notes is yield premium. Significant increases (decreases) in this input would result in a significantly higher (lower) fair value measurement.

42 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

Statement of Assets and Liabilities | 10/31/14 (unaudited)

ASSETS:
  Investments in securities, at value (cost $219,318,993)                $219,985,054
  Cash                                                                      5,276,331
  Foreign currencies, at value (cost $423,401)                                371,330
  Net unrealized appreciation on unfunded loan commitments                      2,053
  Receivables --
     Investment securities sold                                             1,059,484
     Interest receivable                                                    3,143,690
  Net unrealized appreciation on forward foreign currency contracts           251,382
  Reinvestment of distributions                                                45,870
  Prepaid expenses                                                              3,794
-------------------------------------------------------------------------------------
        Total assets                                                     $230,138,988
-------------------------------------------------------------------------------------
LIABILITIES:
  Written options (premiums received $11,073)                            $         11
  Payables --
     Outstanding borrowing                                                 67,000,000
     Investment securities purchased                                        2,074,905
     Trustees' fees                                                               571
  Net unrealized depreciation on forward foreign currency contracts            64,692
  Due to Affiliates                                                           164,875
  Administration fee payable                                                   62,422
  Interest expense payable                                                      2,884
  Accrued expenses                                                            105,404
-------------------------------------------------------------------------------------
        Total liabilities                                                $ 69,475,764
-------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                        $194,643,780
  Distributions in excess of net investment income                         (1,646,224)
  Accumulated net realized loss on investments and foreign
     currency transactions                                                (33,141,225)
  Net unrealized appreciation on investments                                  666,061
  Net unrealized appreciation on unfunded loan commitments                      2,053
  Net unrealized appreciation on written option                                11,062
  Net unrealized appreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies       127,727
-------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                      $160,663,224
-------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $160,663,224 / 8,332,790 common shares                        $      19.28
=====================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 43

Statement of Operations (unaudited)

For the Six Months Ended 10/31/14

INVESTMENT INCOME:
  Interest                                                  $  9,350,820
  Dividends                                                       98,555
  Loan facility and other income                                  79,204
---------------------------------------------------------------------------------------
     Total investment income                                               $  9,528,579
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $    997,243
  Administrative reimbursements                                   63,224
  Transfer agent fees and expenses                                 2,165
  Shareholder communications expense                               5,612
  Custodian fees                                                  14,932
  Professional fees                                               40,918
  Printing expenses                                                8,081
  Trustees' fees                                                   2,498
  Pricing fees                                                    15,747
  Miscellaneous                                                   20,948
---------------------------------------------------------------------------------------
     Net operating expenses                                                $  1,171,368
---------------------------------------------------------------------------------------
        Interest expense                                                   $    343,300
---------------------------------------------------------------------------------------
     Net operating expenses and interest expense                           $  1,514,668
---------------------------------------------------------------------------------------
        Net investment income                                              $  8,013,911
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS, UNFUNDED LOAN COMMITMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                            $ (2,271,532)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        520,329   $ (1,751,203)
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $ (4,650,625)
     Unfunded loan commitments                                     2,053
     Written options                                               4,041
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        175,631   $ (4,468,900)
---------------------------------------------------------------------------------------
  Net loss on investments, written options, unfunded loan
     commitments and foreign currency transactions                         $ (6,220,103)
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $  1,793,808
=======================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            10/31/14       Year Ended
                                                            (unaudited)    4/30/14
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  8,013,911   $  16,463,899
Net realized loss on investments and foreign
  currency transactions                                       (1,751,203)     (4,012,420)
Change in net unrealized appreciation (depreciation)
  on investments, written options, unfunded loan
  commitments and foreign currency transactions               (4,468,900)        958,090
----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  1,793,808   $  13,409,569
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed
   net investment income ($0.96 and $2.29 per
   share, respectively)                                     $ (7,992,257)  $ (19,031,655)
----------------------------------------------------------------------------------------
      Total distributions to common shareowners             $ (7,992,257)  $ (19,031,655)
----------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                               $    250,324   $     587,349
----------------------------------------------------------------------------------------
       Net increase in net assets applicable to
          common shareowners from Trust
          share transactions                                $    250,324   $     587,349
----------------------------------------------------------------------------------------
       Net decrease in net assets applicable to
          common shareowners                                $ (5,948,125)  $  (5,034,737)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                          166,611,349     171,646,086
----------------------------------------------------------------------------------------
End of period                                               $160,663,224   $ 166,611,349
----------------------------------------------------------------------------------------
Distributions in excess of net investment income            $ (1,646,224)  $  (1,610,823)
========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 45

Statement of Cash Flows (unaudited)

For the Six Months Ended 10/31/14

Cash Flows From Operating Activities:
   Net increase in net assets resulting from operations                           $   1,793,808
------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                             $ (76,463,002)
   Proceeds from disposition and maturity of investment securities                   80,928,819
   Inflation indexed bond income                                                           (235)
   Net accretion and amortization of discount/premium on investment securities         (491,627)
   Decrease in investment securities sold receivable                                  2,256,241
   Decrease in interest receivable                                                      360,022
   Increase in reinvestment of distributions                                             (4,917)
   Increase in prepaid expenses                                                          (3,794)
   Decrease in other assets                                                              61,700
   Increase in investment securities purchased payable                                1,774,062
   Decrease in due to custodian                                                      (3,504,842)
   Increase in affiliated expenses payable                                                1,795
   Increase in trustees' fees payable                                                       571
   Increase in administration fees payable                                                4,243
   Decrease in accrued expenses payable                                                 (13,859)
   Decrease in interest expense payable                                                    (187)
   Change in unrealized depreciation on investments                                   4,650,625
   Change in unrealized appreciation on forward foreign currency contracts             (225,267)
   Change in unrealized appreciation on unfunded loan commitments                        (2,053)
   Change in unrealized appreciation on written options                                  (4,041)
   Net realized loss on investments                                                   2,271,532
------------------------------------------------------------------------------------------------
       Net cash and foreign currencies from operating activities                  $  13,389,594
------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Distributions to common shareowners from net investment income                 $  (7,992,257)
   Reinvestment of distributions                                                        250,324
------------------------------------------------------------------------------------------------
       Net cash and foreign currencies used in financing activities               $  (7,741,933)
------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the period                                                        $          --
------------------------------------------------------------------------------------------------
   End of the period                                                              $   5,647,661
================================================================================================
Cash Flow Information:
   Cash paid for interest                                                         $     343,487
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months                      Year            Year
                                                              Ended        Year      Year     Ended           Ended          Year
                                                              10/31/14     Ended     Ended    4/30/12         4/30/11        Ended
                                                              (unaudited)  4/30/14   4/30/13  (Consolidated)  (Consolidated) 4/30/10
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                          $ 20.03      $ 20.70   $19.51   $ 21.01         $20.17         $13.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                      $  0.96      $  1.98   $ 2.24   $  2.10         $ 2.03         $ 1.76
   Net realized and unrealized gain (loss) on investments,
      written options, unfunded loan commitments and foreign
      currency transactions                                     (0.75)       (0.36)    0.99     (1.64)          0.73           6.48
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                       $  0.21      $  1.62   $ 3.23   $  0.46         $ 2.76         $ 8.24
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
      investment income                                       $ (0.96)     $ (2.29)  $(2.04)  $ (1.96)        $(1.92)        $(1.69)
   Tax return of capital                                           --           --       --        --             --          (0.32)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.75)     $ (0.67)  $ 1.19   $ (1.50)        $ 0.84         $ 6.23
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                            $ 19.28      $ 20.03   $20.70   $ 19.51         $21.01         $20.17
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                               $ 20.30      $ 20.85   $21.82   $ 20.13         $21.95         $20.46
====================================================================================================================================
Total return at market value (c)                                 2.17%        7.12%   19.98%     1.35%         17.95%         73.25%
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 47

---------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                       Year           Year
                                                         Ended        Year      Year      Ended          Ended          Year
                                                         10/31/14     Ended     Ended     4/30/12        4/30/11        Ended
                                                         (unaudited)  4/30/14   4/30/13   (Consolidated) (Consolidated) 4/30/10
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (d)(e)               1.81%(f)     1.86%     1.97%     2.04%          2.20%          2.22%
   Net investment income available to common shareowners     9.59%(f)     9.88%    11.26%    10.75%         10.02%          9.84%
Portfolio turnover                                             14%          38%       34%       24%            30%            24%
Net assets of common shareowners, end of period
   (in thousands)                                        $160,663     $166,611  $171,646  $161,146       $172,882       $165,281
=================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e) Includes interest expense of 0.41%, 0.45%, 0.48%, 0.56%, 0.58% and 0.83%, respectively.

(f) Annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

Notes to Financial Statements | 10/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 49

    Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities and loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available, or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

    At October 31, 2014, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 2.5% of net assets applicable to common shareowners. The value of these fair valued securities was $4,012,686.

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend date in the exercise of reasonable diligence.

    Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

50 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

    Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2014, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.


         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 51

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of distributions paid to shareowners during the year ended April 30, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $19,031,655
    ----------------------------------------------------------------------------
         Total                                                       $19,031,655
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $     755,799
    Capital loss carryforward                                       (29,453,615)
    Post-October loss deferred                                       (1,642,624)
    Unrealized appreciation                                           2,558,333
    ----------------------------------------------------------------------------
         Total                                                    $ (27,782,107)
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

F.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

52 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

    The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked instruments are contingent on the nonoccurrence of pre-defined "trigger" events, such as hurricane or an earthquake of a specific magnitude. In addition to the specific trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than would investments in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 53

H.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

54 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

I.  Option Writing

    The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of option contracts open for the period ended October 31, 2014 was $1,224. Written call and put option contracts outstanding at period end are listed at the end of the Trust's schedule of investments.

    The Trust held one written call option contract that was open at October 31, 2014.

    Transactions in written call options for the period ended October 31, 2014 are summarized as follows:

    ----------------------------------------------------------------------------
                                        Number of Contracts    Premiums Received
    ----------------------------------------------------------------------------
    Options open at beginning of period             672,138              $11,073
    Options written                                      --                   --
    Options terminated in closing transactions           --                   --
    Options expired                                      --                   --
    ----------------------------------------------------------------------------
    Options open at end of period                   672,138              $11,073
    ============================================================================

J.  Purchased Options

    The Trust may purchase put and call options to seek increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Trust's financial statements. As the purchaser of an index option, the

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 55

    Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options during the year ended October 31, 2014 was $3,796. There were no outstanding purchased options at October 31, 2014.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended October 31, 2014, the net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 1.20% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At October 31, 2014, $227,297 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to Affiliates" and "Administration fees payable" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

56 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended October 31, 2014, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At October 31, 2014, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended October 31, 2014 was $16,264,650.

Open foreign currency contracts at October 31, 2014, were as follows:

----------------------------------------------------------------------------------------------
                   Quantity/                                                  Net
                   Shares                                                     Unrealized
Currency           Purchased/    Book            Settlement   US$ Value       Appreciation/
Description        Sold          Value           Date         at 10/31/14     (Depreciation)
----------------------------------------------------------------------------------------------
EUR
 (European Euro)   (5,454,057)   $(7,076,984)    4/24/15      $(6,840,942)    $236,042
EUR
 (European Euro)      490,058        679,364     4/24/15          614,672      (64,692)
GBP
 (British Pound
 Sterling)           (394,254)      (645,089)    3/9/15          (629,749)      15,340
----------------------------------------------------------------------------------------------
  Total                                                                       $186,690
==============================================================================================

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 57

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statements of Assets and Liabilities. The following charts show gross assets and liabilities as of October 31, 2014:

----------------------------------------------------------------------------------------------------
Assets:
                                                Net
                                Gross           Amounts of                Gross Amounts
                                Amounts         Assets                  Not Offset in the
                                Offset          Presented                  Statement of
                                in the          In the                Assets and Liabilities
                 Gross          Statement       Statement       -----------------------------------
                 Amounts of     of              of                              Cash
                 Recognized     Assets and      Assets and      Financial       Collateral  Net
Description      Assets         Liabilities     Liabilities     Instruments     Received    Amount
----------------------------------------------------------------------------------------------------
Forward
 foreign
 currency
 contracts       $186,690       $ --            $ --            $ --            $ --        $186,690
----------------------------------------------------------------------------------------------------
                 $186,690       $ --            $ --            $ --            $ --        $186,690
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Liabilities:
                                                Net
                                Gross           Amounts of               Gross Amounts
                                Amounts         Assets                  Not Offset in the
                                Offset          Presented                 Statement of
                                in the          In the                Assets and Liabilities
                 Gross          Statement       Statement       -----------------------------------
                 Amounts of     of              of                              Cash
                 Recognized     Assets and      Assets and      Financial       Collateral  Net
Description      Liabilities    Liabilities     Liabilities     Instruments     Received    Amount
----------------------------------------------------------------------------------------------------
Forward
 foreign
 currency
 contracts       $ --           $ --           $ --            $ --            $ --        $ --
Written
 options         $ 11           $ --           $ --            $ --            $ --        $ 11
----------------------------------------------------------------------------------------------------
                 $ 11           $ --           $ --            $ --            $ --        $ 11
----------------------------------------------------------------------------------------------------

7. Unfunded and Bridge Loan Commitments

The Trust had the following bridge loan outstanding at October 31, 2014:

----------------------------------------------------------------------------------------------------
                                                                                      Unrealized
                                                                                      Appreciation
 Borrower                           Par                Cost            Value          (Depreciation)
----------------------------------------------------------------------------------------------------
 Burger King Worldwide, Inc.,
   Bridge Loan                      $2,000,000         $2,000,000      $2,000,000     $     --
====================================================================================================

58 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

As of October 31, 2014, the Trust had unfunded loan commitments amounting to $135,032 (excluding unrealized appreciation on the commitment of $2,053 as of October 31, 2014) which could be extended at the option of the borrower, pursuant to the following loan agreements:

----------------------------------------------------------------------------------------------
                                                                                Unrealized
Borrower                          Par            Cost          Value            Appreciation
----------------------------------------------------------------------------------------------
Vencore, Inc.,
   Delayed Draw Term Loan         $ 30,958       $ 30,670      $ 31,010         $   340
DTZ U.S. Borrower LLC,
   Delayed Draw Term Loan          104,074        102,513       104,226           1,713
----------------------------------------------------------------------------------------------
   Total                                                                        $ 2,053
==============================================================================================

8. Loan Agreement

Effective January 31, 2014, the Trust extended the maturity of its existing Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia; the amount of the facility remains at $75 million.

At October 31, 2014, the Trust had a borrowing outstanding under the Credit Agreement totaling $67,000,000. The interest rate charged at October 31, 2014 was 1.0015%. During the period ended October 31, 2014, the average daily balance was $67,000,000 at a weighted average interest rate of 1.0022%. With respect to the loan, interest expense of $343,000 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding.

9. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended October 31, 2014 and the year ended April 30, 2014 were as follows:

--------------------------------------------------------------------------------
                                                      10/31/14           4/30/14
--------------------------------------------------------------------------------
Shares outstanding at beginning of period            8,320,167         8,290,790
Reinvestment of distributions                           12,623            29,377
--------------------------------------------------------------------------------
Shares outstanding at end of period                  8,332,790         8,320,167
================================================================================

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 59

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2014 were as follows:

-----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2014          Liabilities Derivatives 2014
Hedging Instruments            ----------------------------    -------------------------------
Under Accounting               Statement of Assets             Statement of Assets
Standards Codification         and Liabilities                 and Liabilities
(ASC) 815                      Location            Value       Location            Value
----------------------------------------------------------------------------------------------
Forward foreign                Net unrealized                  Net unrealized
 currency contracts            appreciation on                 depreciation on
                               forward foreign                 forward foreign
                               currency contracts  $251,382    currency contracts  $ (64,692)
Written options                Written options           --    Written options           (11)
----------------------------------------------------------------------------------------------
 Total                                             $251,382                        $ (64,703)
----------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended October 31, 2014 was as follows:

-----------------------------------------------------------------------------------------------
                                                                               Change in
Derivatives Not                                                Realized        Unrealized
Accounted for as                                               Gain or         Appreciation or
Hedging Instruments                                            (Loss) on       (Depreciation)
Under Accounting           Location of Gain or (Loss)          Derivatives     on Derivatives
Standards Codification     on Derivatives Recognized           Recognized      Recognized
(ASC) 815                  in Income                           in Income       in Income
-----------------------------------------------------------------------------------------------
Forward foreign            Net realized gain (loss) on
 currency contracts        forward foreign currency
                           contracts                           $567,283
-----------------------------------------------------------------------------------------------
Forward foreign            Change in net unrealized
 currency contracts        appreciation (depreciation)
                           on forward foreign currency
                           contracts                                           $ 225,267
-----------------------------------------------------------------------------------------------
Written options            Change in unrealized
                           appreciation (depreciation)
                           on written options                                  $   4,041
-----------------------------------------------------------------------------------------------

11. Subsequent Event

The Board of Trustees of the Trust declared on November 4, 2014 a monthly dividend from undistributed and accumulated net investment income of $0.1350 per common share, payable November 28, 2014, to common shareowners of record on December 17, 2014.

12. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm for the fiscal year ending

60 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

April 30, 2015. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm, effective upon completion of the audit of the Trust's financial statements for the fiscal year ended April 30, 2015.

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's fiscal years ending April 30, 2014 and April 30, 2013, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

ADDITIONAL INFORMATION (unaudited)

During the period ended October 31, 2014, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 23, 2014, shareowners of Pioneer Diversified High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class I Trustee.

------------------------------------------------------------------------------
Nominee                                For                            Withheld
------------------------------------------------------------------------------
Benjamin M. Friedman                   7,131,394                      212,695
Margaret B.W. Graham                   7,094,394                      249,695
Kenneth J. Taubes                      7,134,646                      209,443

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 61

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Diversified High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in January 2014 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Trust's portfolio managers in the Trust. In July 2014, the Trustees, among other things, reviewed the Trust's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Trust and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

62 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 disclosure, first quintile is most favorable to the Trust's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Trust's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Trust's benchmark index. They also discuss the Trust's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Trust's performance and the performance results of the Trust over various time periods, including the Trust's performance results for periods ended June 30, 2014. The Trustees indicated that they were satisfied with PIM's response to the Trust's performance issues.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 63

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee (based on managed assets) for the twelve months ended June 30, 2014 was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the twelve months ended June 30, 2014 was in the fifth quintile relative its Strategic Insight peer group for the comparable period. The Trustees noted the investment management expertise and resources required to implement the Trust's complex investment strategy given the multiple asset classes in which the Trust invests. The Trustees also considered that the Trust did not have a clear cut peer group, noting that other funds in the peer group invested primarily in traditional high yield bonds.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts.

64 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Trust.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Trust and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 65

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

66 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

Trustees, Officers and Service Providers

Trustees                                 Advisory Trustee
Thomas J. Perna, Chairman                Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                     Officers
Margaret B.W. Graham                     Lisa M. Jones, President and Chief
Marguerite A. Piret                          Executive Officer
Fred J. Ricciardi**                      Mark E. Bradley, Treasurer and
Kenneth J. Taubes                            Chief Financial Officer
                                         Christopher J. Kelley, Secretary and
                                             Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

**  Mr. Ricciardi became a Trustee on November 11, 2014.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14 67

                           This page for your notes.

68 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                   1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                   Write to

General inquiries, lost dividend checks,              American Stock
change of address, lost stock certificates,           Transfer & Trust
stock transfer                                        Operations Center
                                                      6201 15th Ave.
                                                      Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                     American Stock
                                                      Transfer & Trust
                                                      Wall Street Station
                                                      P.O. Box 922
                                                      New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 21398-07-1214

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to semi-annual reporting



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to semi-annual reporting


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to semi-annual reporting


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2014

* Print the name and title of each signing officer under his or her signature.